EXHIBIT 99.1

  SUBJECT TO REVISION
  SERIES TERM SHEET DATED JANUARY 12, 1999


                                  $351,290,125
 [LOGO APPEARS HERE]    Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1999-A

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1999-A. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, NationsBanc Montgomery Securities LLC nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


Credit Suisse First Boston
                                           NationsBanc Montgomery Securities LLC

        THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1999-A POOLING AND SERVICING AGREEMENT (INCLUDING THE JULY 1998 EDITION TO THE STANDARD TERMS) TO BE DATED AS OF JANUARY 14, 1999, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND CHASE MANHATTAN TRUST COMPANY, NATIONAL
ASSOCIATION, AS TRUSTEE.

The Offered Certificates...............                           Approximate
                                                                    Initial
                                                                  Certificate
                                                                   Principal         Pass-Through
                                            Title of Class         Balance(1)            Rate
                                            --------------       ------------       -------------
                                       Class A-1 Certificates... $ 50,200,000           .  %(2)
                                       Class A-2 Certificates...   44,300,000           .  %(3)
                                       Class A-3 Certificates...   22,800,000           .  %(3)
                                       Class A-4 Certificates...   53,193,000           .  %(3)
                                       Class A-5 Certificates...  100,000,000           .  %(3)
                                       Class M-1 Certificates...   22,834,000           .  %(3)(4)
                                       Class M-2 Certificates...   17,564,000           .  %(3)(4)
                                       Class B-1 Certificates...   15,808,000           .  %(3)(4)
                                       Class B-2 Certificates...   24,591,125           .  %(3)(4)

                                       (1) The aggregate initial principal balance of the
                                           Certificates may be increased or decreased by up to 5%.
                                           Any such increase or decrease may be allocated
                                           disproportionately among the Classes of Certificates.
                                           Accordingly, any investor's commitments with respect to
                                           the Certificates may be increased or decreased
                                           correspondingly.

                                       (2) Based on One-Month LIBOR. Computed on the basis of a
                                           360-day year and the actual number of days in each
                                           Interest Accrual Period.

                                       (3) Computed on the basis of a 360-day year of twelve 30-day months.

                                       (4) The lesser of (i) specified rate per annum, or (ii) the
                                           Weighted Average Net Asset Rate for the related
                                           Distribution Date.

Class Designations
  CLASS A CERTIFICATES.................  Class A-1, Class A-2 ,Class A-3, Class A-4 and Class
                                         A-5 Certificates.
  CLASS M CERTIFICATES.................  Class M-1 and Class M-2 Certificates.
  CLASS B CERTIFICATES.................  Class B-1 and Class B-2 Certificates.
  SUBORDINATED CERTIFICATES............  Class M, Class B, Class X and Class R Certificates.
  OFFERED CERTIFICATES.................  Class A, Class M and Class B Certificates.
  OFFERED SUBORDINATED CERTIFICATES....  Class M and Class B Certificates.
Other Certificates.....................  The Class X and Class R Certificates are not being offered hereby. They are expected to be sold initially to related
                                         entities of the Company, which may offer them in the future in one or more privately negotiated transactions.
Denominations..........................  The Offered Certificates will be Book-Entry Certificates only, in minimum denominations of $1,000 and integral
                                         multiples of $1 in excess thereof.
Cut-off Date...........................  January 1, 1999.
Distribution Dates.....................  The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day)
                                         commencing in February 1999 (each, a "Distribution Date").
Record Date............................  With respect to each Distribution Date, the close of business on the last business day of the month preceding
                                         the month in which such Distribution Date occurs (each, a
                                         "Record Date").

                                                 1


Interest Accrual Period................  Class A-1 Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the
                                         month in which such Distribution Date occurs (except that
                                         the first Interest Accrual Period for the Class A-1
                                         Certificates will be the period from the Closing Date
                                         through February 14, 1999), and (ii) for all other Classes of Offered Certificates, the calendar month preceding the
                                         month in which the Distribution Date occurs (each, an
                                         "Interest Accrual Period").

Distributions..........................  The "Available Distribution Amount" for a Distribution Date
                                         generally will include (1)(a) Monthly Payments of principal and interest due on the Assets during the related
                                         Collection Period, to the extent such payments were
                                         actually collected from the Obligors or advanced by the
                                         Servicer and (b) unscheduled payments received with respect to the Assets during the related Prepayment Period,
                                         including Principal Prepayments, proceeds of repurchases,
                                         Net Liquidation Proceeds and Net Insurance Proceeds, less
                                         (2)(a) if Oakwood is not the Servicer, Servicing Fees for
                                         the related Collection Period, (b) amounts required to
                                         reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (c) amounts required to
                                         reimburse the Company or the Servicer for certain
                                         reimbursable expenses in accordance with the Agreement and
                                         (d) amounts required to reimburse any party for an
                                         overpayment of a Repurchase Price for an Asset in
                                         accordance with the Agreement. Distributions will be made
                                         on each Distribution Date to holders of record on the
                                         preceding Record Date. Distributions on a Class of
                                         Certificates will be allocated among the Certificates of
                                         such Class in proportion to their respective percentage
                                         interests.
Certificate Structure Considerations...  The primary credit support for the Class A Certificates is the subordination of the Subordinated Certificates; for the
                                         Class M-1 Certificates is the subordination of the Class
                                         M-2, Class B, Class X and Class R Certificates; for the
                                         Class M-2 Certificates is the subordination of the Class B,
                                         Class X and Class R certificates; for the Class B-1
                                         Certificates is the subordination of the Class B-2, Class X and Class R certificates; and for the Class B-2
                                         Certificates is the subordination of the Class X and Class
                                         R Certificates plus the Limited Guarantee of certain
                                         collections of principal and interest on the Assets by
                                         Oakwood Homes.
Subordination of the Offered
Subordinated Certificates..............  The rights of the Class M Certificateholders to receive distributions of principal will be subordinated to such
                                         rights of the Class A Certificateholders to receive
                                         distributions of principal and interest. Interest and
                                         interest shortfalls on the Class M Certificates will not be subordinated to principal payments on the Class A
                                         Certificates.

                                         The rights of the Class B Certificateholders to receive
                                         distributions of principal similarly will be subordinated
                                         to such rights of the Class A and Class M
                                         Certificateholders to receive distributions of principal
                                         and interest. Interest and interest

                                                 2

                                         shortfalls on the Class B Certificates will not be
                                         subordinated to principal payments on the Class A and Class
                                         M Certificates.

                                                 3

Cross-over Date..........................The later to occur of (a) the Distribution Date occurring in August 2003 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the Adjusted
                                         Certificate Principal Balance of the Subordinated
                                         Certificates for such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance on such
                                         Distribution Date, equals or exceeds 1.75 times the
                                         percentage equivalent of a fraction (which shall not be
                                         greater than 1) the numerator of which is the initial
                                         aggregate Adjusted Certificate Principal Balance of the
                                         Subordinated Certificates and the denominator of which is
                                         the Pool Scheduled Principal Balance on the Cut-off Date.

Performance Test.........................The Average 60-Day Delinquency Ratio is less than or equal to 5%; the Average 30-Day Delinquency Ratio is less than or equal to 7%, the Current Realized Loss Ratio is less than
                                         or equal to 2.75%; and the Cumulative Realized Losses are
                                         less than or equal to the applicable percentage of the
                                         Aggregate Cut-off Date Pool Principal Balance set forth in the Pooling and Servicing Agreement.

Limited Guarantee........................The Class B-2 Certificateholders will have the benefit of a limited guarantee provided by Oakwood Homes of certain
                                         collections on the Assets. The Limited Guarantee will not
                                         be available to support other Classes of Certificates.

Realized Losses on Liquidated Loans....  The Principal Distribution Amount for any Distribution Date
                                         is intended to include the Scheduled Principal Balance of
                                         each Asset that became a Liquidated Loan during the
                                         preceding calendar month. A Realized Loss will be incurred on a Liquidated Loan in the amount, if any, by which the
                                         Net Liquidation Proceeds from such Liquidated Loan are less than the Unpaid Principal Balance of such Liquidated Loan, plus accrued and unpaid interest thereon (to the extent not covered by Servicing Advances, if any, with respect to such
                                         Liquidated Loan), plus amounts reimbursable to the Servicer for previously unreimbursed Servicing Advances. The amount of the Realized Loss, if any, in excess of the amount of
                                         interest collected on the nondefaulted Assets in excess of certain Interest Distribution Amounts and Carryover
                                         Interest Distribution Amounts required to be distributed on the Class A, Class M and Class B Certificates and any
                                         portion of such interest required to be paid to a Servicer other than Oakwood as servicing compensation ("Excess
                                         Interest") will be allocated to the Class M and Class B
                                         Certificates as a Writedown Amount in reduction of their
                                         Certificate Principal Balances as described below.

Allocation of Writedown Amounts........  The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate
                                         Principal Balance of all Certificates, after all
                                         distributions have been made on the Certificates on such
                                         Distribution Date, exceeds the Pool Scheduled Principal
                                         Balance of the Assets for the next Distribution Date. The
                                         Writedown Amount will be allocated among the Classes of
                                         Subordinated Certificates in the following order of
                                         priority:

                                                 4

                                         (1) first, to the Class B-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                             of such Class until it has been reduced to zero;
                                         (2) second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                             of such Class until it has been reduced to zero;
                                         (3) third, to the Class M-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                             of such Class until it has been reduced to zero; and
                                         (4) fourth, to the Class M-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                             of such Class until it has been reduced to zero.

Advances...............................  For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I Advance") equal to the positive difference, if any, between the P&I Advance Calculation
                                         Amount for such Distribution Date and the amount of funds
                                         available in the Certificate Account. The Servicer will
                                         also be obligated to make Advances ("Servicing Advances"
                                         and, together with P&I Advances, "Advances") in respect of
                                         Liquidation Expenses and certain taxes and insurance
                                         premiums not paid by an Obligor on a timely basis, to the
                                         extent the Servicer deems such Servicing Advances
                                         recoverable out of Liquidation Proceeds or from subsequent collections. P&I Advances and Servicing Advances are
                                         reimbursable to the Servicer under certain circumstances.

Final Scheduled Distribution Dates.....  To the extent not previously paid prior to such dates, the outstanding principal amount of each Class of Offered
                                         Certificates will be payable on the April 2029 Distribution
                                         Date (with respect to each Class of Certificates, the
                                         "Final Scheduled Distribution Date"). The Final Scheduled
                                         Distribution Date has been determined by adding three
                                         months to the maturity date of the Asset with the latest
                                         stated maturity.

Optional Termination...................  The Servicer at its option and subject to the limitations imposed by the Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all
                                         other property in the Trust Estate on any Distribution Date occurring on or after the Distribution Date on which the
                                         sum of the Certificate Principal Balance of the
                                         Certificates is less than 10% of the sum of the original
                                         Certificate Principal Balance of the Certificates.

Auction Sale...........................  If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all
                                         Assets then outstanding and all other property in the Trust
                                         Estate. In the event that satisfactory bids are received,
                                         the sale proceeds will be distributed to
                                         Certificateholders.

The Assets.............................  The Trust will consist of (1) fixed and adjustable manufactured housing installment sales contracts
                                         (collectively, the "Contracts") secured by security
                                         interests in manufactured homes, as defined herein (the
                                         "Manufactured Homes"), and with respect to certain of the
                                         Contracts ("Land Secured Contracts"), secured by liens on
                                         the real estate on

                                                 5

                                         which the related Manufactured Homes are located, and (2)
                                         mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the "Mortgage Loans," and together with the
                                         Contracts, the "Assets"). The Asset Pool consists of
                                         approximately 7,708 Assets having an aggregate Scheduled
                                         Principal Balance as of the Cut-off Date of
                                         $351,290,125.16.

                                         FIXED RATE ASSETS
                                         -----------------

                                         As of the Cut-off Date, 7,660 Assets, aggregating
                                         $346,896,547.59 are secured by fixed rate Assets ("Fixed
                                         Rate Assets"). Approximately 20.99% of the Fixed Rate
                                         Assets are Mortgage Loans and approximately 23.65% of the
                                         Fixed Rate Assets are Land Secured Mortgage Loans or Land
                                         Secured Contracts. Based on Cut-off Date Pool Scheduled
                                         Principal Balance, approximately 87.39% of the Fixed Rate
                                         Assets are secured by Manufactured Homes which were new,
                                         approximately 2.15% of the Fixed Rate Assets are secured by
                                         Manufactured Homes which were used, approximately 9.27% of the Fixed Rate Assets are secured by Manufactured Homes
                                         which were repossessed and approximately 1.19% of the Fixed
                                         Rate Assets are secured by Manufactured Homes which were
                                         transferred. As of the Cut-off Date, the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties
                                         (or Real Properties, in the case of Land Secured Contracts)
                                         located in 39 states, and approximately 17.41% and 14.89%
                                         of the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties located in Texas and North
                                         Carolina, respectively (based on the mailing addresses of
                                         the Obligors on the Assets as of the Cut-off Date). Each
                                         Fixed Rate Asset bears interest at an annual percentage
                                         rate (an "APR") of at least 6.25% and not more than 14.50%.
                                         The weighted averaged APR of the Fixed Rate Assets as of
                                         the Cut-off Date is approximately 9.61%. The Fixed Rate
                                         Assets have remaining terms to maturity as of the Cut-off
                                         Date of at least 9 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the Fixed
                                         Rate Assets had a weighted average original term to stated
                                         maturity of approximately 302 months, and a weighted
                                         average remaining term to stated maturity of approximately
                                         299 months. The Fixed Rate Assets have Loan-to-Value Ratio as of the Cut-off Date of at least 19.67% but not more than
                                         109.77%. As of the Cut-off Date, the Fixed Rate Assets had
                                         a weighted average Loan-to-Value Ratio of approximately
                                         92.04%. The final scheduled payment date on the Fixed Rate
                                         Asset with the latest maturity occurs in January 2029.


                                         ADJUSTABLE RATE ASSETS
                                         ----------------------
                                         As of the Cut-off Date, 48 Assets aggregating
                                         $4,393,577.57, are secured by adjustable rate Assets
                                         ("Adjustable Rate Assets"). As of the Cut-off Date, all
                                         Adjustable Rate Assets are Mortgage Loans secured by
                                         Manufactured Homes which were new. As of the Cut-off Date, the Adjustable Rate Assets were secured by Mortgaged
                                         Properties located in 14 states, and approximately 16.24%,
                                         15.42% and 14.66% of the Adjustable Assets were secured by
                                         Mortgaged Properties

                                                 6

                                         located in North Carolina, Washington and Kentucky,
                                         respectively (based on the mailing addresses of the
                                         Obligors on the Assets as of the Cut-off Date). Each
                                         Adjustable Rate Asset bears interest at an annual
                                         percentage rate (an "APR") of at least 7.00% and not more
                                         than 9.25%. The weighted averaged APR of the Adjustable
                                         Rate Assets as of the Cut-off Date is approximately 8.08%.
                                         The Adjustable Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 348 months but not more than 360 months and original terms to stated maturity of
                                         360 months. As of the Cut-off Date, the Adjustable Rate
                                         Assets had a weighted average original term to stated
                                         maturity of 360 months, and a weighted average remaining
                                         term to stated maturity of approximately 357 months. The
                                         Adjustable Rate Assets have Loan-to-Value Ratio as of the
                                         Cut-off Date of at least 52.94% but not more than 100.99%.
                                         As of the Cut-off Date, the Adjustable Rate Assets had a
                                         weighted average Loan-to-Value Ratio of approximately
                                         92.34%. All Adjustable Rate Assets adjust annually based on the monthly average yield on United States treasury
                                         securities adjusted to a constant maturity of one year. All
                                         Adjustable Rate Assets have annual caps of 2%. The weighted average lifetime cap of the Adjustable Rate Assets as of
                                         the Cut-off Date is approximately 14%. The Adjustable Rate
                                         Assets have gross margins as of the Cut-off Date of at
                                         least 3.25% but not more than 4.75%. The weighted average
                                         gross margin of the Adjustable Rate Assets as of the
                                         Cut-off Date is approximately 4.23%. The final scheduled
                                         payment date on the Adjustable Rate Asset with the latest
                                         maturity occurs in January 2029.

                                         The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.
Certain Federal Income Tax
  Consequences.........................  For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment
                                         conduits ("REMIC"). The Class A, Class M, Class B and Class
                                         X Certificates will constitute "regular interests" in the
                                         REMIC for federal income tax purposes. The Class R
                                         Certificates will be treated as the sole class of "residual interests" in the REMIC for federal income tax purposes.

ERISA Considerations...................  Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual
                                         retirement accounts and annuities, Keogh plans, and
                                         collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as
                                         amended ("ERISA"), or corresponding provisions of the Code
                                         (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan
                                         Investors") should consult with their own counsel to
                                         determine whether the purchase or holding of the Offered
                                         Certificates could give rise to a transaction that is
                                         prohibited either under ERISA or the Code.

                                         BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE
                                         SUBORDINATED SECURITIES, THEY WILL NOT SATISFY THE


                                                 7

                                         REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS.
                                         AS A RESULT, THE PURCHASE OR HOLDING OF ANY OF THE OFFERED
                                         SUBORDINATED CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE
                                         A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE
                                         IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. ACCORDINGLY,
                                         NONE OF THE OFFERED SUBORDINATED CERTIFICATES ARE OFFERED
                                         FOR SALE, AND ARE NOT TRANSFERABLE, TO A PLAN INVESTOR,
                                         UNLESS SUCH PLAN INVESTOR PROVIDES THE SELLER AND THE
                                         TRUSTEE WITH A BENEFIT PLAN OPINION, OR THE CIRCUMSTANCES
                                         DESCRIBED IN CLAUSE (II) BELOW ARE SATISFIED. UNLESS SUCH
                                         OPINION IS DELIVERED, EACH PERSON ACQUIRING AN OFFERED
                                         SUBORDINATED CERTIFICATE WILL BE DEEMED TO REPRESENT TO THE
                                         TRUSTEE, THE SELLER AND THE SERVICER THAT EITHER (I) SUCH
                                         PERSON IS NOT A PLAN INVESTOR SUBJECT TO ERISA OR SECTION
                                         4975 OF THE CODE, OR (II) SUCH PERSON IS AN INSURANCE
                                         COMPANY THAT IS PURCHASING AN OFFERED SUBORDINATED
                                         CERTIFICATE WITH FUNDS FROM ITS "GENERAL ACCOUNT" AND THE
                                         PROVISIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
                                         WILL APPLY TO EXEMPT THE PURCHASE, HOLDING AND RESALE OF
                                         SUCH CERTIFICATE FROM THE PROHITED TRANSACTION RULES OF ERISA AND THE CODE.

Legal Investment Considerations........  The Class A and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of
                                         the Secondary Mortgage Market Enhancement Act of 1984
                                         ("SMMEA").

                                         THE CLASS M-2 AND CLASS B CERTIFICATES ARE NOT "MORTGAGE
                                         RELATED SECURITIES" FOR PURPOSES OF SMMEA BECAUSE SUCH
                                         CERTIFICATES ARE NOT RATED IN ONE OF THE TWO HIGHEST RATING
                                         CATEGORIES BY A NATIONALLY RECOGNIZED RATING AGENCY.

Ratings................................  It is a condition to the issuance of the  Certificates that they be rated as follow:

                                                   MOODY'S                      FITCH
                                                   -------                      -----
    Class A..........................                Aaa                         AAA
    Class M-1........................                Aa3                          AA
    Class M-2........................                 A2                          A-
    Class B-1........................                Baa2                        BBB
    Class B-2........................                Baa3                        BBB-

                                         A security rating is not a recommendation to buy, sell or
                                         hold securities and may be object to revision of withdrawal at any time by the assigning rating organization.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

        The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            ASSET SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                  AT SEPTEMBER 30,
                            ----------------------------------------------------------------------------------------
                                1993         1994           1995            1996            1997            1998
                            ----------    ----------    ------------    ------------    ------------    ------------
Total Number of Serviced
    Assets
    Oakwood Originated ..       28,938        39,273          51,566          67,120          89,411         111,351
    Acquired Portfolios .        1,591         5,773           4,872           4,177           3,602           2,818
Aggregate Outstanding
Principal Balance of
Serviced Assets
    Oakwood Originated ..   $  507,394    $  757,640    $  1,130,378    $  1,687,406    $  2,499,794    $  3,536,657
    Acquired Portfolios .   $   30,498    $   85,227    $     70,853    $     57,837    $     47,027    $     35,882
Average Outstanding
Principal Balance per
Serviced Asset
    Oakwood Originated ..   $     17.5    $     19.3    $       21.9    $       25.1    $       28.0    $       31.8
    Acquired Portfolios .   $     19.2    $     14.8    $       14.5    $       13.8    $       13.1    $       12.7
Weighted Average Interest
Rate of Serviced Assets
    Oakwood Originated ..         12.8%         12.2%           12.0%           11.5%           11.0%           10.8%
    Acquired Portfolios .          9.4%         11.0%           11.3%           11.2%           11.1%           11.0%

                           DELINQUENCY EXPERIENCE (1)
                             (DOLLARS IN THOUSANDS)

                                                      AT SEPTEMBER 30,
                                     ---------------------------------------------------
                                       1993     1994    1995     1996     1997    1998
                                     -------  ------- -------  -------  ------- -------
Total Number of Serviced Assets
    Oakwood Originated............    28,938   39,273  51,566   67,120   89,411 111,351
    Acquired Portfolios...........     1,591    5,773   4,872    4,177    3,602   2,818
Number of Delinquent Assets (2)...
    Oakwood Originated:...........
     30-59 Days...................       244      350     601      835    1,171   2,345
     60-89 Days...................        51       97     185      308      476     906
     90 Days or More..............       150      198     267      492      716   1,222
    Total Number of Assets               445      645   1,053    1,635    2,363   4,473
    Delinquent
    Acquired Portfolios...........
     30-59 Days...................        37      127      63       66       90      75
     60-89 Days...................        26       49      17       23       23      31
     90 Days or More..............        16       98      76       62       75      57
    Total Number of Assets                79      274     156      151      188     163
    Delinquent
Total Delinquencies as a Percentage
    of Serviced Assets (3)........
    Oakwood Originated............      1.5%    1.6%     2.0%     2.4%     2.6%    4.0%
    Acquired Portfolios...........      5.0%    4.7%     3.2%     3.6%     5.2%    5.8%

---------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3)  By number of assets.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                        AT OR FOR THE FISCAL YEAR ENDED
                                                                  SEPTEMBER 30,
                               --------------------------------------------------------------------------------
                                  1993          1994          1995          1996          1997          1998
                               ----------    ----------    ----------    ----------    ----------    ----------
Total Number of Serviced ...       30,529        45,046        56,438        71,297        93,013       114,169
    Assets (1)
Average Number of Serviced
    Assets During Period ...       25,990        37,788        50,742        63,868        82,155       103,591
Number of Serviced
    Assets Repossessed .....          902         1,241         1,718         2,746         3,885         5,411
Serviced Assets Repossessed
    as a Percentage of Total
    Serviced Assets (2) ....         2.95%         2.75%         3.04%         3.85%         4.18%         4.74%
Serviced Assets Repossessed
    as a Percentage of
    Average Number of ......         3.47%         3.28%         3.39%         4.30%         4.73%         5.22%
    Serviced Assets
Average Outstanding
    Principal Balance of
    Assets (3)
    Oakwood Originated .....   $  531,199    $  701,875    $  976,905    $1,409,467    $2,065,033    $2,978,235
    Acquired Portfolios ....   $   15,249    $   30,432    $   30,235    $   27,351    $   22,943    $   19,179
Net Losses from Asset
    Liquidation(4):
    Total Dollars (3)
      Oakwood Originated ...   $    3,328    $    4,630    $    7,303    $   14,248    $   26,872    $   45,189
      Acquired Portfolios ..   $        0    $      203    $      473    $      592    $      528    $      220
    As a Percentage of
    Average Outstanding
    Principal Balance of
    Assets (3) (5)
      Oakwood Originated ...         0.63%         0.66%         0.75%         1.01%         1.30%         1.52%
      Acquired Portfolios ..         0.00%         0.67%         1.56%         2.16%         2.30%         1.15%

(1)  As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.


        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

        Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

FIXED RATE ASSETS:

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                           NUMBER OF       AGGREGATE          PERCENTAGE OF
                           FIXED RATE      SCHEDULED        FIXED RATE ASSET
GEOGRAPHIC LOCATION          ASSETS    PRINCIPAL BALANCE      POOL BY SPB
-------------------          ------    -----------------      -----------
Alabama...............         345    $   13,948,116              4.02%
Arizona...............         336        19,893,649              5.73
Arkansas..............         151         5,814,485              1.68
California............          99         5,907,934              1.70
Colorado..............          75         4,605,962              1.33
Delaware..............          48         1,786,174              0.51
Florida...............         246        11,575,689              3.34
Georgia...............         356        15,590,085              4.49
Idaho.................          68         4,655,967              1.34
Illinois..............          12           507,569              0.15
Indiana...............          11           379,371              0.11
Kansas................          48         2,091,362              0.60
Kentucky..............         144         6,123,267              1.77
Louisiana.............         369        15,538,783              4.48
Maine.................           1            38,045              0.01
Maryland..............          22           853,798              0.25
Michigan..............           5           252,999              0.07
Minnesota.............           2            85,287              0.02
Mississippi...........         334        12,855,065              3.71
Missouri..............         139         5,323,641              1.53
Montana...............           3            99,120              0.03
Nevada................          31         1,405,330              0.41
New Jersey............           5           276,887              0.08
New Mexico............         210        10,311,075              2.97
New York..............           3           120,913              0.03
North Carolina........       1,231        51,653,576             14.89
Ohio..................          78         2,713,199              0.78
Oklahoma..............          94         3,925,235              1.13
Oregon................         130        10,168,751              2.93
Pennsylvania..........           3           139,346              0.04
South Carolina........         554        23,561,487              6.79
Tennessee.............         386        15,992,050              4.61
Texas.................       1,426        60,385,117             17.41
Utah..................          46         3,109,090              0.90
Virginia..............         332        14,626,192              4.22
Washington............         169        15,160,077              4.37
West Virginia.........         114         3,928,623              1.13
Wisconsin.............          14           491,365              0.14
Wyoming...............          20         1,001,866              0.29
                             -----     -------------            ------
  Total...............       7,660     $346,896,548             100.00%
                             =====     ============             ======
---------------
(1) Based on the mailing address of the Obligor on the related Fixed Rate Asset as of the Cut-off Date.

                  YEAR OF ORIGINATION OF FIXED RATE ASSETS (1)

                           NUMBER OF       AGGREGATE          PERCENTAGE OF
                          FIXED RATE       SCHEDULED      FIXED RATE ASSET POOL
YEAR OF ORIGINATION         ASSETS     PRINCIPAL BALANCE         BY SPB
-------------------         ------     -----------------         ------
    1996...............         13       $    524,158             0.15%
    1997...............        218         10,009,206             2.89
    1998...............      7,429        336,363,183            96.96
                             -----      -------------           ------
         Total.........      7,660       $346,896,548           100.00%
                             =====      =============           ======
------------
(1) The weighted average seasoning of the Fixed Rate Assets was approximately 3 months as of the Cut-off Date.


              DISTRIBUTION OF ORIGINAL FIXED RATE ASSET AMOUNTS(1)

                             NUMBER OF      AGGREGATE          PERCENTAGE OF
ORIGINAL FIXED RATE ASSET   FIXED RATE      SCHEDULED        FIXED RATE ASSET
AMOUNT                        ASSETS     PRINCIPAL BALANCE     POOL BY SPB
------                        ------     -----------------     -----------

$   4,999 or less.........       17        $     63,710             0.02%
$   5,000 - $    9,999....      117             894,554             0.26
$  10,000 - $  14,999.....      245           3,041,039             0.88
$  15,000 - $  19,999.....      299           5,206,180             1.50
$  20,000 - $  24,999.....      527          11,897,989             3.43
$  25,000 - $  29,999.....      824          22,596,218             6.51
$  30,000 - $  34,999.....      913          29,580,922             8.53
$  35,000 - $  39,999.....      819          30,389,621             8.76
$  40,000 - $  44,999.....      555          23,420,338             6.75
$  45,000 - $  49,999.....      530          25,053,873             7.22
$  50,000 - $  54,999.....      529          27,721,668             7.99
$  55,000 - $  59,999.....      522          29,871,013             8.61
$  60,000 - $  64,999.....      453          28,178,557             8.12
$  65,000 - $  69,999.....      371          24,912,785             7.18
$  70,000 - $  74,999.....      222          16,021,481             4.62
$  75,000 - $  79,999.....      175          13,512,336             3.90
$  80,000 - $  84,999.....      117           9,620,238             2.77
$  85,000 - $  89,999.....       84           7,333,706             2.11
$  90,000 - $  94,999.....       78           7,186,344             2.07
$  95,000 - $  99,999.....       65           6,326,741             1.82
$100,000 or more..........      198          24,067,235             6.94
                              -----        ------------           ------
     Total................    7,660        $346,896,548           100.00%
                              =====        ============           ======
--------------
(1) The highest original Fixed Rate Asset amount was $243,118, which represents approximately 0.07% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $45,473 as of the Cut-off Date.

                           FIXED RATE ASSET RATES (1)

                                         AGGREGATE         PERCENTAGE OF
                            NUMBER OF    SCHEDULED        FIXED RATE ASSET
                           FIXED RATE    PRINCIPAL              POOL
ASSET RATE                   ASSETS       BALANCE              BY SPB
----------                   ------       -------              ------
 6.000% -  6.999%.....         678     $  40,859,741            11.78%
 7.000% -  7.999%.....         654        43,288,526            12.48
 8.000% -  8.999%.....       1,367        77,012,976            22.20
 9.000% -  9.999%.....       1,178        57,993,294            16.72
10.000% - 10.999%.....         789        35,852,646            10.34
11.000% - 11.999%.....       1,298        40,225,640            11.60
12.000% - 12.999%.....       1,310        39,456,774            11.37
13.000% - 13.999%.....         383        12,170,258             3.51
14.000% - 14.999%.....           3            36,691             0.01
                             -----      ------------           ------
     Total............       7,660      $346,896,548           100.00%
                             =====      ============           ======
--------------
(1) The weighted average Fixed Rate Asset Rate was approximately 9.61% as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.


        REMAINING TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                           NUMBER OF       AGGREGATE         PERCENTAGE OF
                          FIXED RATE       SCHEDULED       FIXED RATE ASSET
REMAINING TERM              ASSSETS        PRINCIPAL             POOL
TO MATURITY                  ASSETS         BALANCE             BY SPB
-----------                  ------         -------             ------
  1 -  60 months......         144     $   1,258,695             0.36%
 61 -  96 months......         172         2,441,127             0.70
 97 - 120 months......         234         4,331,814             1.25
121 - 156 months......         293         6,203,390             1.79
157 - 180 months......         998        31,003,602             8.94
181 - 216 months......          87         2,717,456             0.78
217 - 240 months......       1,622        59,075,883            17.03
241 - 300 months......       1,295        56,667,365            16.34
301 - 360 months......       2,815       183,197,216            52.81
                             -----      ------------           ------
  Total...............       7,660      $346,896,548           100.00%
                             =====      ============           ======
-------------
(1) The weighted average remaining term to maturity of the Fixed Rate Assets was approximately 299 months as of the Cut-off Date.

         ORIGINAL TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                          AGGREGATE         PERCENTAGE OF
                           NUMBER OF      SCHEDULED        FIXED RATE ASSET
ORIGINAL TERM              FIXED RATE      PRINCIPAL              POOL
TO MATURITY                 ASSETS         BALANCE              BY SPB
-----------                 ------         -------              ------
  1 -  60 months......         144       $ 1,258,695             0.36%
 61 -  96 months......         169         2,388,237             0.69
 97 - 120 months......         234         4,334,974             1.25
121 - 156 months......         295         6,234,639             1.80
157 - 180 months......         999        31,022,084             8.94
181 - 216 months......          84         2,621,370             0.76
217 - 240 months......       1,625        59,171,969            17.06
241 - 300 months......       1,295        56,667,365            16.34
301 - 360 months......       2,815       183,197,216            52.81
                             -----     -------------          -------
  Total...............       7,660      $346,896,548           100.00%
                             =====      ============           ======
--------------
(1) The weighted average original term to maturity of the Fixed Rate Assets was approximately 302 months as of the Cut-off Date.

      DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF FIXED RATE ASSETS(1)

                                           AGGREGATE        PERCENTAGE OF
                             NUMBER OF     SCHEDULED       FIXED RATE ASSET
                            FIXED RATE     PRINCIPAL             POOL
LOAN-TO VALUE RATIO(2)        ASSETS        BALANCE             BY SPB
----------------------        ------        -------             ------
50%  or  less...........          62   $   1,494,737             0.43%
51% - 55%...............          38       1,508,617             0.43
56% - 60%...............          38       1,434,284             0.41
61% - 65%...............          69       2,294,411             0.66
66% - 70%...............          90       3,779,180             1.09
71% - 75%...............         163       6,838,609             1.97
76% - 80%...............         299      11,894,560             3.43
81% - 85%...............         704      26,964,666             7.77
86% - 90%...............       1,445      56,917,268            16.41
91% - 95%...............       2,157      98,827,563            28.49
96% - 100%..............       2,586     134,064,476            38.65
101% - 110%.............           9         878,176             0.25
                               -----    ------------           ------
     Total..............       7,660    $346,896,548           100.00%
                               =====    ============           ======
--------------
(1) The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately 92.04% as of the Cut-off Date.
(2)  Rounded to nearest 1%.

        "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


ADJUSTABLE RATE ASSETS:

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                            NUMBER OF                         PERCENTAGE OF
                            ADJUSTABLE      AGGREGATE        ADJUSTABLE RATE
                               RATE         SCHEDULED          ASSET POOL
GEOGRAPHIC LOCATION           ASSETS    PRINCIPAL BALANCE        BY SPB
-------------------           ------    -----------------        ------
Arizona...............            3        $   213,715            4.86%
California............            1             92,872            2.11
Colorado..............            4            458,345           10.43
Florida...............            1             69,776            1.59
Georgia...............            2            171,431            3.90
Idaho.................            3            302,375            6.88
Kentucky..............            8            644,023           14.66
New Mexico............            1            105,156            2.39
North Carolina........            8            713,573           16.24
Oregon................            1             95,383            2.17
South Carolina........            1             62,816            1.43
Tennessee.............            7            561,104           12.77
Virginia..............            3            225,453            5.13
Washington............            5            677,556           15.42
                                 --        -----------          ------
  Total...............           48        $ 4,393,578          100.00%
                                 --        ===========          ======
---------------
(1) Based on the mailing address of the Obligor on the related Adjustable Rate Asset as of the Cut-off Date.

                YEAR OF ORIGINATION OF ADJUSTABLE RATE ASSETS (1)

                           NUMBER OF                        PERCENTAGE OF
                           ADJUSTABLE     AGGREGATE        ADJUSTABLE RATE
                              RATE        SCHEDULED           ASSET POOL
YEAR OF ORIGINATION          ASSETS   PRINCIPAL BALANCE         BY SPB
-------------------          ------   -----------------         ------
    1997...............          1     $     62,403             1.42%
    1998...............         47        4,331,174            98.58
                                --        ---------           -------
         Total.........         48       $4,393,578           100.00%
                                ==       ==========           ======
----------------
(1) The weighted average seasoning of the Adjustable Rate Assets was approximately 3 months as of the Cut-off Date.


             DISTRIBUTION OF ADJUSTABLE RATE ASSETS GROSS MARGINS(1)

                           NUMBER OF                        PERCENTAGE OF
                           ADJUSTABLE     AGGREGATE        ADJUSTABLE RATE
                              RATE        SCHEDULED           ASSET POOL
GROSS MARGINS                ASSETS   PRINCIPAL BALANCE        BY SPB
-------------                ------   -----------------        ------
3.250% - 3.500%.......          11       $1,118,850            25.47%
4.500% - 4.750%.......          37        3,274,728            74.53
                                --       ----------           -------
         Total.........         48       $4,393,578           100.00%
                                ==       ==========           ======
---------------
(1) The weighted average gross margin of the Adjustable Rate Assets was approximately 4.23% as of the Cut-off Date.


            DISTRIBUTION OF ORIGINAL ADJUSTABLE RATE ASSET AMOUNTS(1)

                             NUMBER OF                           PERCENTAGE OF
                             ADJUSTABLE       AGGREGATE         ADJUSTABLE RATE
ORIGINAL ADJUSTABLE RATE        RATE          SCHEDULED            ASSET POOL
ASSET AMOUNT                   ASSETS     PRINCIPAL BALANCE          BY SPB
------------                   ------     -----------------          ------
$  45,000 - $  49,999.....        1        $    45,192               1.03%
$  55,000 - $  59,999.....        1             58,205               1.32
$  60,000 - $  64,999.....        3            189,414               4.31
$  65,000 - $  69,999.....        3            203,018               4.62
$  70,000 - $  74,999.....        4            290,318               6.61
$  75,000 - $  79,999.....        6            463,768              10.56
$  80,000 - $  84,999.....        6            493,929              11.24
$  85,000 - $  89,999.....        4            352,845               8.03
$  90,000 - $  94,999.....        3            275,832               6.28
$  95,000 - $  99,999.....        3            290,362               6.61
$100,000 or more..........       14          1,730,694              39.39
                               ----         ----------             ------
     Total................       48         $4,393,578             100.00%
                               ====         ==========             ======
--------------
(1) The highest original Adjustable Rate Asset amount was $162,111, which represents approximately 3.68% of the aggregate principal balance of the Adjustable Assets at origination. The average original principal amount of the Adjustable Rate Assets was approximately $91,722 as of the Cut-off Date.

                     ADJUSTABLE RATE CURRENT ASSET RATES (1)

                             NUMBER OF                           PERCENTAGE OF
                            ADJUSTABLE        AGGREGATE         ADJUSTABLE RATE
CURRENT                        RATE           SCHEDULED           ASSET POOL
ASSET RATE                    ASSETS      PRINCIPAL BALANCE          BY SPB
----------                    ------      -----------------          ------
7.000% - 7.999%.......          13        $    1,238,847             28.20%
8.000% - 8.999%.......          34             3,092,327             70.38
9.000% - 9.999%.......           1                62,403              1.42
                                --        --------------            ------
     Total............          48        $    4,393,578            100.00%
                                ==        ==============            ======
----------------
(1) The weighted average Adjustable Rate Asset Rate was approximately 8.08% as of the Cut-off Date. This table reflects the Asset Rates of the Adjustable Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Adjustable Rate Loans.


      REMAINING TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                             NUMBER OF                           PERCENTAGE OF
                            ADJUSTABLE        AGGREGATE         ADJUSTABLE RATE
REMAINING TERM                 RATE           SCHEDULED           ASSET POOL
TO MATURITY                   ASSETS      PRINCIPAL BALANCE          BY SPB
-----------                   ------      -----------------          ------
348 - 360 months......          48           $4,393,578              100.00%
                                --           ----------              ------
  Total...............          48           $4,393,578              100.00%
                                ==           ==========              ======
--------------
(1) The weighted average remaining term to maturity of the Adjustable Assets was approximately 357 months as of the Cut-off Date.


      ORIGINAL TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                             NUMBER OF                           PERCENTAGE OF
                            ADJUSTABLE        AGGREGATE         ADJUSTABLE RATE
ORIGINAL TERM                  RATE           SCHEDULED           ASSET POOL
TO MATURITY                   ASSETS      PRINCIPAL BALANCE          BY SPB
-----------                   ------      -----------------          ------
360 months............          48           $4,393,578             100.00%
                                --           ----------             ------
  Total...............          48           $4,393,578             100.00%
                                ==           ==========             ======
----------------
(1) The original term to maturity of each Adjustable Asset was 360 months as of the Cut-off Date.

   DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ADJUSTABLE RATE ASSETS(1)

                              NUMBER OF                          PERCENTAGE OF
                              ADJUSTABLE      AGGREGATE         ADJUSTABLE RATE
                                 RATE         SCHEDULED           ASSET POOL
LOAN-TO VALUE RATIO(2)          ASSETS    PRINCIPAL BALANCE          BY SPB
----------------------          ------    -----------------          ------
51% - 55%...............           2         $  245,193               5.58%
66% - 70%...............           1             45,192               1.03
71% - 75%...............           1            149,886               3.41
76% - 80%...............           2            138,998               3.16
81% - 85%...............           1            100,191               2.28
86% - 90%...............           2            256,830               5.85
91% - 95%...............          11            923,345              21.02
96% - 100%..............          27          2,453,291              55.84
101% - 105%.............           1             80,650               1.84
                                  --         ----------             ------
     Total..............          48         $4,393,578             100.00%
                                  ==         ==========             ======
-----------------
(1) The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately 92.34% as of the Cut-off Date.
(2)  Rounded to nearest 1%.

        "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


    DISTRIBUTION OF NEXT CONTRACT RATE CHANGE DATE OF ADJUSTABLE RATE ASSETS

                             NUMBER OF                           PERCENTAGE OF
                             ADJUSTABLE       AGGREGATE         ADJUSTABLE RATE
NEXT CONTRACT RATE              RATE          SCHEDULED           ASSET POOL
CHANGE DATE                    ASSETS     PRINCIPAL BALANCE          BY SPB
-----------                    ------     -----------------          ------
April 1, 1999.........            1          $   62,816               1.43%
April 15, 1999........            2             173,091               3.94
May 1, 1999...........            1              92,872               2.11
June 1, 1999..........            2             164,604               3.75
August 1, 1999........            1              74,805               1.70
August 15, 1999.......            1              90,148               2.05
October 1, 1999.......            2             230,103               5.24
November 1, 1999......           29           2,797,492              63.67
December 1, 1999......            6             466,528              10.62
January 1, 2000.......            3             241,119               5.49
                                ---          ----------             ------
  Total...............           48          $4,393,578             100.00%
                                 ==          ==========             ======

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 ------------------------------------------------------------------------------
   Class            Original    Coupon  Avg.    CBE           1st  Last   Mod.
   Name & Type        Par          %    Life   Yield   Price  Pay   Pay   Dur.
 ------------------------------------------------------------------------------
 TO CALL:
  A1  SENIOR FLO   50,200,000 FLOAT(3)  1.10    N/A   100-00  2/99   3/01  1.03
  A2  SENIOR       44,300,000   5.9700  3.10   5.972   99-31  3/01   3/03  2.74
  A3  SENIOR       22,800,000   6.0950  5.10   6.121  99-31+  3/03   5/05  4.25
  A4  SENIOR       53,193,000   6.7150 10.92   6.781  99-30+  5/05  10/13  7.37
  A5  SENIOR      100,000,000   6.3500  5.22   6.380   99-31  2/99  10/13  3.92
  M1  AA MEZZ      22,834,000   7.1300  9.61   7.199   99-31  8/03  10/13  6.53
  M2  A SUB        17,564,000   7.8650  9.61   7.949  99-31+  8/03  10/13  6.30
  B1  BBB SUB      15,808,000   8.8400  9.41   8.920  99-31+  8/03  10/13  5.97
  B2  BBB- SUB     24,591,125   7.9500  9.74   9.950   88-27  8/03  10/13  5.98
 ----------------------------
 TO MATURITY:
  A4  SENIOR       53,193,000   6.7150 11.75   6.782  99-30+  5/05   4/21  7.63
  A5  SENIOR      100,000,000   6.3500  5.48   6.381   99-31  2/99   4/21  4.01
  M1  AA MEZZ      22,834,000   7.1300 10.04   7.200   99-31  8/03   7/17  6.66
  M2  A SUB        17,564,000   7.8650  9.83   7.949  99-31+  8/03  12/15  6.36
  B1  BBB SUB      15,808,000   8.8400  9.42   8.920  99-31+  8/03   2/14  5.97
  B2  BBB- SUB     24,591,125   7.9500 12.66   9.811   88-27  8/03  10/28  6.38
 ------------------------------------------------------------------------------

 Note:

 (1) Data assumes a prepayment speed of 200% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) A1 coupon based on 1 month LIBOR.

THE B-1 TRANCHE PAYS AT THE WEIGHTED AVERAGE NET ASSET RATE FOR SOME PAYMENTS USING THE ASSUMED COUPONS. THE CHANGES ARE NOTED IN BOLD AND ITALICS.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       200       250       300
 -----------------------------------------------------------------------------

 A1 SENIOR FLOATER
 Price: 100-00      Coupon: FLOATER                Original Par:    50,200,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:             N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:          6.26      1.85      1.37      1.10      0.92      0.79
 Duration:              5.00      1.69      1.28      1.03      0.87      0.75
 First Prin Pay:        2/99      2/99      2/99      2/99      2/99      2/99
 Last Prin Pay:        12/09      8/02      9/01      3/01     10/00      8/00
 -----------------------------------------------------------------------------

 A2 SENIOR
 Price: 99-31       Coupon: 5.9700                 Original Par:    44,300,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.02      6.00      5.99      5.97      5.96      5.94
 Average Life:         13.65      5.32      3.92      3.10      2.57      2.20
 Duration:              9.06      4.41      3.39      2.74      2.31      2.00
 First Prin Pay:       12/09      8/02      9/01      3/01     10/00      8/00
 Last Prin Pay:         6/15      3/06      5/04      3/03      7/02     12/01
 -----------------------------------------------------------------------------

 A3 SENIOR
 Price: 99-31+      Coupon: 6.0950                 Original Par:    22,800,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.15      6.14      6.13      6.12      6.11      6.10
 Average Life:         18.36      8.92      6.65      5.10      3.97      3.37
 Duration:             10.74      6.67      5.31      4.25      3.43      2.96
 First Prin Pay:        6/15      3/06      5/04      3/03      7/02     12/01
 Last Prin Pay:         6/19     12/09      4/07      5/05      8/03     11/02
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       200       250       300
 -----------------------------------------------------------------------------

 A4 SENIOR
 Price: 99-30+      Coupon: 6.7150                 Original Par:    53,193,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.79      6.79      6.78      6.78      6.78      6.77
 Average Life:         24.72     16.83     13.54     10.92      8.65      6.87
 Duration:             11.69      9.65      8.48      7.37      6.23      5.21
 First Prin Pay:        6/19     12/09      4/07      5/05      8/03     11/02
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.79      6.79      6.79      6.78      6.78      6.77
 Average Life:         24.97     17.57     14.40     11.75      9.33      7.41
 Duration:             11.72      9.80      8.70      7.63      6.47      5.44
 First Prin Pay:        6/19     12/09      4/07      5/05      8/03     11/02
 Last Prin Pay:         3/28      3/26     12/23      4/21      6/18      1/16
 -----------------------------------------------------------------------------

 A5 SENIOR
 Price: 99-31       Coupon: 6.3500                 Original Par:   100,000,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.41      6.40      6.39      6.38      6.37      6.36
 Average Life:         15.56      8.37      6.54      5.22      4.17      3.40
 Duration:              8.90      5.61      4.66      3.92      3.29      2.78
 First Prin Pay:        2/99      2/99      2/99      2/99      2/99      2/99
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.41      6.40      6.39      6.38      6.37      6.36
 Average Life:         15.64      8.60      6.80      5.48      4.38      3.57
 Duration:              8.92      5.66      4.74      4.01      3.37      2.86
 First Prin Pay:        2/99      2/99      2/99      2/99      2/99      2/99
 Last Prin Pay:         3/28      3/26     12/23      4/21      6/18      1/16
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       200       250       300
 -----------------------------------------------------------------------------


 M1 AA MEZZ
 Price: 99-31       Coupon: 7.1300                 Original Par:    22,834,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.21      7.21      7.20      7.20      7.20      7.19
 Average Life:         22.85     14.51     11.55      9.61      8.64      7.86
 Duration:             10.85      8.49      7.36      6.53      6.10      5.73
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.21      7.21      7.20      7.20      7.20      7.20
 Average Life:         22.97     14.87     11.94     10.04      9.13      8.45
 Duration:             10.87      8.56      7.46      6.66      6.28      5.97
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         6/27      7/23      6/20      7/17      7/15     11/13
 -----------------------------------------------------------------------------


 M2 A SUB
 Price: 99-31+      Coupon: 7.8650                 Original Par:    17,564,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.97      7.96      7.95      7.95      7.95      7.94
 Average Life:         22.85     14.51     11.55      9.61      8.64      7.86
 Duration:             10.18      8.09      7.06      6.30      5.90      5.56
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.97      7.96      7.95      7.95      7.95      7.94
 Average Life:         22.91     14.68     11.72      9.83      8.94      8.29
 Duration:             10.19      8.12      7.10      6.36      6.01      5.73
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:        12/26      4/22      9/18     12/15      1/14      8/12
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       200       250       300
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-31+      Coupon: 8.8400                 Original Par:    15,808,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            8.94      8.94      8.93      8.92      8.91      8.91
 Average Life:         22.72     14.23     11.28      9.41      8.55      7.84
 Duration:              9.39      7.58      6.65      5.97      5.64      5.35
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            8.94      8.94      8.93      8.92      8.92      8.91
 Average Life:         22.72     14.23     11.28      9.42      8.59      7.98
 Duration:              9.39      7.58      6.65      5.97      5.65      5.40
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      6/20     11/16      2/14      6/12      3/11
 -----------------------------------------------------------------------------


 B2 BBB- SUB
 Price: 88-27       Coupon: 7.9500                 Original Par:    24,591,125
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            9.26      9.55      9.75      9.95     10.07     10.20
 Average Life:         22.93     14.70     11.72      9.74      8.69      7.87
 Duration:              9.40      7.60      6.67      5.98      5.62      5.31
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            9.25      9.51      9.67      9.81      9.89      9.96
 Average Life:         23.56     16.69     14.34     12.66     11.57     10.60
 Duration:              9.44      7.78      6.96      6.38      6.12      5.89
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:        10/28     10/28     10/28     10/28     10/28     10/28
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class A-1
---------------------------------------------------------------------------------------------
Percent of MHP:                0          100         150         200         250         300
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000              94          74          64          54          45          35
 January 15, 2001              88          45          24           4           0           0
 January 15, 2002              81          16           0           0           0           0
 January 15, 2003              74           0           0           0           0           0
 January 15, 2004              65           0           0           0           0           0
 January 15, 2005              56           0           0           0           0           0
 January 15, 2006              46           0           0           0           0           0
 January 15, 2007              34           0           0           0           0           0
 January 15, 2008              24           0           0           0           0           0
 January 15, 2009              12           0           0           0           0           0
 January 15, 2010               0           0           0           0           0           0
 January 15, 2011               0           0           0           0           0           0
 January 15, 2012               0           0           0           0           0           0
 January 15, 2013               0           0           0           0           0           0
 January 15, 2014               0           0           0           0           0           0
 January 15, 2015               0           0           0           0           0           0
 January 15, 2016               0           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
 January 15, 2018               0           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:           6.3         1.8         1.4         1.1         0.9         0.8
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100          83          61
 January 15, 2002             100         100          84          52          22           0
 January 15, 2003             100          87          45           6           0           0
 January 15, 2004             100          58           9           0           0           0
 January 15, 2005             100          30           0           0           0           0
 January 15, 2006             100           3           0           0           0           0
 January 15, 2007             100           0           0           0           0           0
 January 15, 2008             100           0           0           0           0           0
 January 15, 2009             100           0           0           0           0           0
 January 15, 2010              98           0           0           0           0           0
 January 15, 2011              81           0           0           0           0           0
 January 15, 2012              62           0           0           0           0           0
 January 15, 2013              41           0           0           0           0           0
 January 15, 2014              24           0           0           0           0           0
 January 15, 2015               7           0           0           0           0           0
 January 15, 2016               0           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
 January 15, 2018               0           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          13.7         5.3         3.9         3.1         2.6         2.2
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100          89
 January 15, 2003             100         100         100         100          44           0
 January 15, 2004             100         100         100          50           0           0
 January 15, 2005             100         100          71          11           0           0
 January 15, 2006             100         100          36           0           0           0
 January 15, 2007             100          73           5           0           0           0
 January 15, 2008             100          46           0           0           0           0
 January 15, 2009             100          21           0           0           0           0
 January 15, 2010             100           0           0           0           0           0
 January 15, 2011             100           0           0           0           0           0
 January 15, 2012             100           0           0           0           0           0
 January 15, 2013             100           0           0           0           0           0
 January 15, 2014             100           0           0           0           0           0
 January 15, 2015             100           0           0           0           0           0
 January 15, 2016              85           0           0           0           0           0
 January 15, 2017              60           0           0           0           0           0
 January 15, 2018              32           0           0           0           0           0
 January 15, 2019               7           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          18.4         8.9         6.7         5.1         4.0         3.4
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100          93
 January 15, 2004             100         100         100         100          92          65
 January 15, 2005             100         100         100         100          76          52
 January 15, 2006             100         100         100          90          63          42
 January 15, 2007             100         100         100          77          52          33
 January 15, 2008             100         100          90          65          43          27
 January 15, 2009             100         100          79          56          35          21
 January 15, 2010             100          99          70          47          29          17
 January 15, 2011             100          89          61          40          23          13
 January 15, 2012             100          79          52          33          19          10
 January 15, 2013             100          70          45          27          15           8
 January 15, 2014             100          62          39          23          12           6
 January 15, 2015             100          55          33          19          10           3
 January 15, 2016             100          48          28          16           7           0
 January 15, 2017             100          42          24          13           4           0
 January 15, 2018             100          36          19           9           1           0
 January 15, 2019             100          30          16           6           0           0
 January 15, 2020              94          26          13           3           0           0
 January 15, 2021              84          22          10           0           0           0
 January 15, 2022              73          18           6           0           0           0
 January 15, 2023              61          14           3           0           0           0
 January 15, 2024              49           9           0           0           0           0
 January 15, 2025              38           5           0           0           0           0
 January 15, 2026              27           0           0           0           0           0
 January 15, 2027              15           0           0           0           0           0
 January 15, 2028               2           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          25.0        17.6        14.4        11.8         9.3         7.4
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000              98          92          90          87          84          81
 January 15, 2001              96          84          78          72          66          60
 January 15, 2002              94          75          66          58          50          43
 January 15, 2003              92          67          56          46          37          29
 January 15, 2004              90          60          47          38          29          20
 January 15, 2005              87          52          41          33          24          16
 January 15, 2006              84          45          36          28          20          13
 January 15, 2007              81          41          32          24          16          10
 January 15, 2008              77          37          28          20          13           8
 January 15, 2009              74          34          25          17          11           7
 January 15, 2010              70          31          22          15           9           5
 January 15, 2011              66          28          19          12           7           4
 January 15, 2012              61          25          16          10           6           3
 January 15, 2013              55          22          14           9           5           2
 January 15, 2014              51          19          12           7           4           2
 January 15, 2015              46          17          10           6           3           1
 January 15, 2016              43          15           9           5           2           0
 January 15, 2017              39          13           7           4           1           0
 January 15, 2018              36          11           6           3           0           0
 January 15, 2019              32           9           5           2           0           0
 January 15, 2020              29           8           4           1           0           0
 January 15, 2021              26           7           3           0           0           0
 January 15, 2022              23           6           2           0           0           0
 January 15, 2023              19           4           1           0           0           0
 January 15, 2024              15           3           0           0           0           0
 January 15, 2025              12           1           0           0           0           0
 January 15, 2026               8           0           0           0           0           0
 January 15, 2027               5           0           0           0           0           0
 January 15, 2028               1           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          15.6         8.6         6.8         5.5         4.4         3.6
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class M-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100          93          91          90
 January 15, 2005             100         100          92          80          76          72
 January 15, 2006             100         100          82          68          63          57
 January 15, 2007             100          93          72          58          52          46
 January 15, 2008             100          85          64          50          43          36
 January 15, 2009             100          77          56          43          35          29
 January 15, 2010             100          70          49          36          29          23
 January 15, 2011             100          62          43          30          23          18
 January 15, 2012             100          56          37          25          19          14
 January 15, 2013             100          49          32          21          15           7
 January 15, 2014             100          44          27          17          12           0
 January 15, 2015             100          39          23          14           4           0
 January 15, 2016              96          34          20          11           0           0
 January 15, 2017              89          30          17           3           0           0
 January 15, 2018              80          25          14           0           0           0
 January 15, 2019              73          21           9           0           0           0
 January 15, 2020              66          18           3           0           0           0
 January 15, 2021              59          15           0           0           0           0
 January 15, 2022              52          13           0           0           0           0
 January 15, 2023              43           4           0           0           0           0
 January 15, 2024              34           0           0           0           0           0
 January 15, 2025              27           0           0           0           0           0
 January 15, 2026              19           0           0           0           0           0
 January 15, 2027               8           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          23.0        14.9        11.9        10.0         9.1         8.4
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class M-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100          93          91          90
 January 15, 2005             100         100          92          80          76          72
 January 15, 2006             100         100          82          68          63          57
 January 15, 2007             100          93          72          58          52          46
 January 15, 2008             100          85          64          50          43          36
 January 15, 2009             100          77          56          43          35          29
 January 15, 2010             100          70          49          36          29          23
 January 15, 2011             100          62          43          30          23          18
 January 15, 2012             100          56          37          25          19           6
 January 15, 2013             100          49          32          21          10           0
 January 15, 2014             100          44          27          17           0           0
 January 15, 2015             100          39          23           8           0           0
 January 15, 2016              96          34          20           0           0           0
 January 15, 2017              89          30          15           0           0           0
 January 15, 2018              80          25           6           0           0           0
 January 15, 2019              73          21           0           0           0           0
 January 15, 2020              66          18           0           0           0           0
 January 15, 2021              59          11           0           0           0           0
 January 15, 2022              52           2           0           0           0           0
 January 15, 2023              43           0           0           0           0           0
 January 15, 2024              34           0           0           0           0           0
 January 15, 2025              27           0           0           0           0           0
 January 15, 2026              19           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          22.9        14.7        11.7         9.8         8.9         8.3
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100          93          91          90
 January 15, 2005             100         100          92          80          76          72
 January 15, 2006             100         100          82          68          63          57
 January 15, 2007             100          93          72          58          52          46
 January 15, 2008             100          85          64          50          43          36
 January 15, 2009             100          77          56          43          35          29
 January 15, 2010             100          70          49          36          29          14
 January 15, 2011             100          62          43          30          15           1
 January 15, 2012             100          56          37          20           4           0
 January 15, 2013             100          49          32           9           0           0
 January 15, 2014             100          44          25           0           0           0
 January 15, 2015             100          39          15           0           0           0
 January 15, 2016              96          34           7           0           0           0
 January 15, 2017              89          30           0           0           0           0
 January 15, 2018              80          20           0           0           0           0
 January 15, 2019              73          10           0           0           0           0
 January 15, 2020              66           3           0           0           0           0
 January 15, 2021              59           0           0           0           0           0
 January 15, 2022              52           0           0           0           0           0
 January 15, 2023              43           0           0           0           0           0
 January 15, 2024              34           0           0           0           0           0
 January 15, 2025              24           0           0           0           0           0
 January 15, 2026               4           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          22.7        14.2        11.3         9.4         8.6         8.0
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class B-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100          93          91          90
 January 15, 2005             100         100          92          80          76          72
 January 15, 2006             100         100          82          68          63          57
 January 15, 2007             100          93          72          58          52          46
 January 15, 2008             100          85          64          50          43          36
 January 15, 2009             100          77          56          43          35          29
 January 15, 2010             100          70          49          36          29          29
 January 15, 2011             100          62          43          30          29          29
 January 15, 2012             100          56          37          29          29          29
 January 15, 2013             100          49          32          29          29          29
 January 15, 2014             100          44          29          29          29          29
 January 15, 2015             100          39          29          29          29          29
 January 15, 2016              96          34          29          29          29          29
 January 15, 2017              89          30          29          29          29          22
 January 15, 2018              80          29          29          29          29          16
 January 15, 2019              73          29          29          29          24          12
 January 15, 2020              66          29          29          29          19           9
 January 15, 2021              59          29          29          29          14           7
 January 15, 2022              52          29          29          23          11           5
 January 15, 2023              43          29          29          17           7           3
 January 15, 2024              34          29          27          12           5           2
 January 15, 2025              29          29          19           8           3           1
 January 15, 2026              29          29          13           5           2           1
 January 15, 2027              29          16           6           3           1           0
 January 15, 2028              29           6           2           1           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          23.6        16.7        14.3        12.7        11.6        10.6
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

  SUBJECT TO REVISION
  SERIES TERM SHEET DATED JANUARY 12, 1999


                                  $351,290,125
 [LOGO APPEARS HERE]    Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1999-A

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1999-A. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, NationsBanc Montgomery Securities LLC nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


Credit Suisse First Boston
                                           NationsBanc Montgomery Securities LLC

        THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1999-A POOLING AND SERVICING AGREEMENT (INCLUDING THE JULY 1998 EDITION TO THE STANDARD TERMS) TO BE DATED AS OF JANUARY 14, 1999, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND CHASE MANHATTAN TRUST COMPANY, NATIONAL
ASSOCIATION, AS TRUSTEE.

The Offered Certificates...............                           Approximate
                                                                    Initial
                                                                  Certificate
                                                                   Principal         Pass-Through
                                            Title of Class         Balance(1)            Rate
                                            --------------       ------------       -------------
                                       Class A-1 Certificates... $ 50,200,000           .  %(2)
                                       Class A-2 Certificates...   44,300,000           .  %(3)
                                       Class A-3 Certificates...   22,800,000           .  %(3)
                                       Class A-4 Certificates...   53,193,000           .  %(3)
                                       Class A-5 Certificates...  100,000,000           .  %(3)
                                       Class M-1 Certificates...   22,834,000           .  %(3)(4)
                                       Class M-2 Certificates...   17,564,000           .  %(3)(4)
                                       Class B-1 Certificates...   15,808,000           .  %(3)(4)
                                       Class B-2 Certificates...   24,591,125           .  %(3)(4)

                                       (1) The aggregate initial principal balance of the
                                           Certificates may be increased or decreased by up to 5%.
                                           Any such increase or decrease may be allocated
                                           disproportionately among the Classes of Certificates.
                                           Accordingly, any investor's commitments with respect to
                                           the Certificates may be increased or decreased
                                           correspondingly.

                                       (2) Based on One-Month LIBOR. Computed on the basis of a
                                           360-day year and the actual number of days in each
                                           Interest Accrual Period.

                                       (3) Computed on the basis of a 360-day year of twelve 30-day months.

                                       (4) The lesser of (i) specified rate per annum, or (ii) the
                                           Weighted Average Net Asset Rate for the related
                                           Distribution Date.

Class Designations
  CLASS A CERTIFICATES.................  Class A-1, Class A-2 ,Class A-3, Class A-4 and Class
                                         A-5 Certificates.
  CLASS M CERTIFICATES.................  Class M-1 and Class M-2 Certificates.
  CLASS B CERTIFICATES.................  Class B-1 and Class B-2 Certificates.
  SUBORDINATED CERTIFICATES............  Class M, Class B, Class X and Class R Certificates.
  OFFERED CERTIFICATES.................  Class A, Class M and Class B Certificates.
  OFFERED SUBORDINATED CERTIFICATES....  Class M and Class B Certificates.
Other Certificates.....................  The Class X and Class R Certificates are not being offered hereby. They are expected to be sold initially to related
                                         entities of the Company, which may offer them in the future in one or more privately negotiated transactions.
Denominations..........................  The Offered Certificates will be Book-Entry Certificates only, in minimum denominations of $1,000 and integral
                                         multiples of $1 in excess thereof.
Cut-off Date...........................  January 1, 1999.
Distribution Dates.....................  The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day)
                                         commencing in February 1999 (each, a "Distribution Date").
Record Date............................  With respect to each Distribution Date, the close of business on the last business day of the month preceding
                                         the month in which such Distribution Date occurs (each, a
                                         "Record Date").

                                                 1


Interest Accrual Period................  Class A-1 Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the
                                         month in which such Distribution Date occurs (except that
                                         the first Interest Accrual Period for the Class A-1
                                         Certificates will be the period from the Closing Date
                                         through February 14, 1999), and (ii) for all other Classes of Offered Certificates, the calendar month preceding the
                                         month in which the Distribution Date occurs (each, an
                                         "Interest Accrual Period").

Distributions..........................  The "Available Distribution Amount" for a Distribution Date
                                         generally will include (1)(a) Monthly Payments of principal and interest due on the Assets during the related
                                         Collection Period, to the extent such payments were
                                         actually collected from the Obligors or advanced by the
                                         Servicer and (b) unscheduled payments received with respect to the Assets during the related Prepayment Period,
                                         including Principal Prepayments, proceeds of repurchases,
                                         Net Liquidation Proceeds and Net Insurance Proceeds, less
                                         (2)(a) if Oakwood is not the Servicer, Servicing Fees for
                                         the related Collection Period, (b) amounts required to
                                         reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (c) amounts required to
                                         reimburse the Company or the Servicer for certain
                                         reimbursable expenses in accordance with the Agreement and
                                         (d) amounts required to reimburse any party for an
                                         overpayment of a Repurchase Price for an Asset in
                                         accordance with the Agreement. Distributions will be made
                                         on each Distribution Date to holders of record on the
                                         preceding Record Date. Distributions on a Class of
                                         Certificates will be allocated among the Certificates of
                                         such Class in proportion to their respective percentage
                                         interests.
Certificate Structure Considerations...  The primary credit support for the Class A Certificates is the subordination of the Subordinated Certificates; for the
                                         Class M-1 Certificates is the subordination of the Class
                                         M-2, Class B, Class X and Class R Certificates; for the
                                         Class M-2 Certificates is the subordination of the Class B,
                                         Class X and Class R certificates; for the Class B-1
                                         Certificates is the subordination of the Class B-2, Class X and Class R certificates; and for the Class B-2
                                         Certificates is the subordination of the Class X and Class
                                         R Certificates plus the Limited Guarantee of certain
                                         collections of principal and interest on the Assets by
                                         Oakwood Homes.
Subordination of the Offered
Subordinated Certificates..............  The rights of the Class M Certificateholders to receive distributions of principal will be subordinated to such
                                         rights of the Class A Certificateholders to receive
                                         distributions of principal and interest. Interest and
                                         interest shortfalls on the Class M Certificates will not be subordinated to principal payments on the Class A
                                         Certificates.

                                         The rights of the Class B Certificateholders to receive
                                         distributions of principal similarly will be subordinated
                                         to such rights of the Class A and Class M
                                         Certificateholders to receive distributions of principal
                                         and interest. Interest and interest

                                                 2

                                         shortfalls on the Class B Certificates will not be
                                         subordinated to principal payments on the Class A and Class
                                         M Certificates.

                                                 3

Cross-over Date..........................The later to occur of (a) the Distribution Date occurring in August 2003 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the Adjusted
                                         Certificate Principal Balance of the Subordinated
                                         Certificates for such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance on such
                                         Distribution Date, equals or exceeds 1.75 times the
                                         percentage equivalent of a fraction (which shall not be
                                         greater than 1) the numerator of which is the initial
                                         aggregate Adjusted Certificate Principal Balance of the
                                         Subordinated Certificates and the denominator of which is
                                         the Pool Scheduled Principal Balance on the Cut-off Date.

Performance Test.........................The Average 60-Day Delinquency Ratio is less than or equal to 5%; the Average 30-Day Delinquency Ratio is less than or equal to 7%, the Current Realized Loss Ratio is less than
                                         or equal to 2.75%; and the Cumulative Realized Losses are
                                         less than or equal to the applicable percentage of the
                                         Aggregate Cut-off Date Pool Principal Balance set forth in the Pooling and Servicing Agreement.

Limited Guarantee........................The Class B-2 Certificateholders will have the benefit of a limited guarantee provided by Oakwood Homes of certain
                                         collections on the Assets. The Limited Guarantee will not
                                         be available to support other Classes of Certificates.

Realized Losses on Liquidated Loans....  The Principal Distribution Amount for any Distribution Date
                                         is intended to include the Scheduled Principal Balance of
                                         each Asset that became a Liquidated Loan during the
                                         preceding calendar month. A Realized Loss will be incurred on a Liquidated Loan in the amount, if any, by which the
                                         Net Liquidation Proceeds from such Liquidated Loan are less than the Unpaid Principal Balance of such Liquidated Loan, plus accrued and unpaid interest thereon (to the extent not covered by Servicing Advances, if any, with respect to such
                                         Liquidated Loan), plus amounts reimbursable to the Servicer for previously unreimbursed Servicing Advances. The amount of the Realized Loss, if any, in excess of the amount of
                                         interest collected on the nondefaulted Assets in excess of certain Interest Distribution Amounts and Carryover
                                         Interest Distribution Amounts required to be distributed on the Class A, Class M and Class B Certificates and any
                                         portion of such interest required to be paid to a Servicer other than Oakwood as servicing compensation ("Excess
                                         Interest") will be allocated to the Class M and Class B
                                         Certificates as a Writedown Amount in reduction of their
                                         Certificate Principal Balances as described below.

Allocation of Writedown Amounts........  The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate
                                         Principal Balance of all Certificates, after all
                                         distributions have been made on the Certificates on such
                                         Distribution Date, exceeds the Pool Scheduled Principal
                                         Balance of the Assets for the next Distribution Date. The
                                         Writedown Amount will be allocated among the Classes of
                                         Subordinated Certificates in the following order of
                                         priority:

                                                 4

                                         (1) first, to the Class B-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                             of such Class until it has been reduced to zero;
                                         (2) second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                             of such Class until it has been reduced to zero;
                                         (3) third, to the Class M-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                             of such Class until it has been reduced to zero; and
                                         (4) fourth, to the Class M-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                             of such Class until it has been reduced to zero.

Advances...............................  For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I Advance") equal to the positive difference, if any, between the P&I Advance Calculation
                                         Amount for such Distribution Date and the amount of funds
                                         available in the Certificate Account. The Servicer will
                                         also be obligated to make Advances ("Servicing Advances"
                                         and, together with P&I Advances, "Advances") in respect of
                                         Liquidation Expenses and certain taxes and insurance
                                         premiums not paid by an Obligor on a timely basis, to the
                                         extent the Servicer deems such Servicing Advances
                                         recoverable out of Liquidation Proceeds or from subsequent collections. P&I Advances and Servicing Advances are
                                         reimbursable to the Servicer under certain circumstances.

Final Scheduled Distribution Dates.....  To the extent not previously paid prior to such dates, the outstanding principal amount of each Class of Offered
                                         Certificates will be payable on the April 2029 Distribution
                                         Date (with respect to each Class of Certificates, the
                                         "Final Scheduled Distribution Date"). The Final Scheduled
                                         Distribution Date has been determined by adding three
                                         months to the maturity date of the Asset with the latest
                                         stated maturity.

Optional Termination...................  The Servicer at its option and subject to the limitations imposed by the Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all
                                         other property in the Trust Estate on any Distribution Date occurring on or after the Distribution Date on which the
                                         sum of the Certificate Principal Balance of the
                                         Certificates is less than 10% of the sum of the original
                                         Certificate Principal Balance of the Certificates.

Auction Sale...........................  If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all
                                         Assets then outstanding and all other property in the Trust
                                         Estate. In the event that satisfactory bids are received,
                                         the sale proceeds will be distributed to
                                         Certificateholders.

The Assets.............................  The Trust will consist of (1) fixed and adjustable manufactured housing installment sales contracts
                                         (collectively, the "Contracts") secured by security
                                         interests in manufactured homes, as defined herein (the
                                         "Manufactured Homes"), and with respect to certain of the
                                         Contracts ("Land Secured Contracts"), secured by liens on
                                         the real estate on

                                                 5

                                         which the related Manufactured Homes are located, and (2)
                                         mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the "Mortgage Loans," and together with the
                                         Contracts, the "Assets"). The Asset Pool consists of
                                         approximately 7,708 Assets having an aggregate Scheduled
                                         Principal Balance as of the Cut-off Date of
                                         $351,290,125.16.

                                         FIXED RATE ASSETS
                                         -----------------

                                         As of the Cut-off Date, 7,660 Assets, aggregating
                                         $346,896,547.59 are secured by fixed rate Assets ("Fixed
                                         Rate Assets"). Approximately 20.99% of the Fixed Rate
                                         Assets are Mortgage Loans and approximately 23.65% of the
                                         Fixed Rate Assets are Land Secured Mortgage Loans or Land
                                         Secured Contracts. Based on Cut-off Date Pool Scheduled
                                         Principal Balance, approximately 87.39% of the Fixed Rate
                                         Assets are secured by Manufactured Homes which were new,
                                         approximately 2.15% of the Fixed Rate Assets are secured by
                                         Manufactured Homes which were used, approximately 9.27% of the Fixed Rate Assets are secured by Manufactured Homes
                                         which were repossessed and approximately 1.19% of the Fixed
                                         Rate Assets are secured by Manufactured Homes which were
                                         transferred. As of the Cut-off Date, the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties
                                         (or Real Properties, in the case of Land Secured Contracts)
                                         located in 39 states, and approximately 17.41% and 14.89%
                                         of the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties located in Texas and North
                                         Carolina, respectively (based on the mailing addresses of
                                         the Obligors on the Assets as of the Cut-off Date). Each
                                         Fixed Rate Asset bears interest at an annual percentage
                                         rate (an "APR") of at least 6.25% and not more than 14.50%.
                                         The weighted averaged APR of the Fixed Rate Assets as of
                                         the Cut-off Date is approximately 9.61%. The Fixed Rate
                                         Assets have remaining terms to maturity as of the Cut-off
                                         Date of at least 9 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the Fixed
                                         Rate Assets had a weighted average original term to stated
                                         maturity of approximately 302 months, and a weighted
                                         average remaining term to stated maturity of approximately
                                         299 months. The Fixed Rate Assets have Loan-to-Value Ratio as of the Cut-off Date of at least 19.67% but not more than
                                         109.77%. As of the Cut-off Date, the Fixed Rate Assets had
                                         a weighted average Loan-to-Value Ratio of approximately
                                         92.04%. The final scheduled payment date on the Fixed Rate
                                         Asset with the latest maturity occurs in January 2029.


                                         ADJUSTABLE RATE ASSETS
                                         ----------------------
                                         As of the Cut-off Date, 48 Assets aggregating
                                         $4,393,577.57, are secured by adjustable rate Assets
                                         ("Adjustable Rate Assets"). As of the Cut-off Date, all
                                         Adjustable Rate Assets are Mortgage Loans secured by
                                         Manufactured Homes which were new. As of the Cut-off Date, the Adjustable Rate Assets were secured by Mortgaged
                                         Properties located in 14 states, and approximately 16.24%,
                                         15.42% and 14.66% of the Adjustable Assets were secured by
                                         Mortgaged Properties

                                                 6

                                         located in North Carolina, Washington and Kentucky,
                                         respectively (based on the mailing addresses of the
                                         Obligors on the Assets as of the Cut-off Date). Each
                                         Adjustable Rate Asset bears interest at an annual
                                         percentage rate (an "APR") of at least 7.00% and not more
                                         than 9.25%. The weighted averaged APR of the Adjustable
                                         Rate Assets as of the Cut-off Date is approximately 8.08%.
                                         The Adjustable Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 348 months but not more than 360 months and original terms to stated maturity of
                                         360 months. As of the Cut-off Date, the Adjustable Rate
                                         Assets had a weighted average original term to stated
                                         maturity of 360 months, and a weighted average remaining
                                         term to stated maturity of approximately 357 months. The
                                         Adjustable Rate Assets have Loan-to-Value Ratio as of the
                                         Cut-off Date of at least 52.94% but not more than 100.99%.
                                         As of the Cut-off Date, the Adjustable Rate Assets had a
                                         weighted average Loan-to-Value Ratio of approximately
                                         92.34%. All Adjustable Rate Assets adjust annually based on the monthly average yield on United States treasury
                                         securities adjusted to a constant maturity of one year. All
                                         Adjustable Rate Assets have annual caps of 2%. The weighted average lifetime cap of the Adjustable Rate Assets as of
                                         the Cut-off Date is approximately 14%. The Adjustable Rate
                                         Assets have gross margins as of the Cut-off Date of at
                                         least 3.25% but not more than 4.75%. The weighted average
                                         gross margin of the Adjustable Rate Assets as of the
                                         Cut-off Date is approximately 4.23%. The final scheduled
                                         payment date on the Adjustable Rate Asset with the latest
                                         maturity occurs in January 2029.

                                         The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.
Certain Federal Income Tax
  Consequences.........................  For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment
                                         conduits ("REMIC"). The Class A, Class M, Class B and Class
                                         X Certificates will constitute "regular interests" in the
                                         REMIC for federal income tax purposes. The Class R
                                         Certificates will be treated as the sole class of "residual interests" in the REMIC for federal income tax purposes.

ERISA Considerations...................  Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual
                                         retirement accounts and annuities, Keogh plans, and
                                         collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as
                                         amended ("ERISA"), or corresponding provisions of the Code
                                         (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan
                                         Investors") should consult with their own counsel to
                                         determine whether the purchase or holding of the Offered
                                         Certificates could give rise to a transaction that is
                                         prohibited either under ERISA or the Code.

                                         BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE
                                         SUBORDINATED SECURITIES, THEY WILL NOT SATISFY THE


                                                 7

                                         REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS.
                                         AS A RESULT, THE PURCHASE OR HOLDING OF ANY OF THE OFFERED
                                         SUBORDINATED CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE
                                         A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE
                                         IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. ACCORDINGLY,
                                         NONE OF THE OFFERED SUBORDINATED CERTIFICATES ARE OFFERED
                                         FOR SALE, AND ARE NOT TRANSFERABLE, TO A PLAN INVESTOR,
                                         UNLESS SUCH PLAN INVESTOR PROVIDES THE SELLER AND THE
                                         TRUSTEE WITH A BENEFIT PLAN OPINION, OR THE CIRCUMSTANCES
                                         DESCRIBED IN CLAUSE (II) BELOW ARE SATISFIED. UNLESS SUCH
                                         OPINION IS DELIVERED, EACH PERSON ACQUIRING AN OFFERED
                                         SUBORDINATED CERTIFICATE WILL BE DEEMED TO REPRESENT TO THE
                                         TRUSTEE, THE SELLER AND THE SERVICER THAT EITHER (I) SUCH
                                         PERSON IS NOT A PLAN INVESTOR SUBJECT TO ERISA OR SECTION
                                         4975 OF THE CODE, OR (II) SUCH PERSON IS AN INSURANCE
                                         COMPANY THAT IS PURCHASING AN OFFERED SUBORDINATED
                                         CERTIFICATE WITH FUNDS FROM ITS "GENERAL ACCOUNT" AND THE
                                         PROVISIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
                                         WILL APPLY TO EXEMPT THE PURCHASE, HOLDING AND RESALE OF
                                         SUCH CERTIFICATE FROM THE PROHITED TRANSACTION RULES OF ERISA AND THE CODE.

Legal Investment Considerations........  The Class A and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of
                                         the Secondary Mortgage Market Enhancement Act of 1984
                                         ("SMMEA").

                                         THE CLASS M-2 AND CLASS B CERTIFICATES ARE NOT "MORTGAGE
                                         RELATED SECURITIES" FOR PURPOSES OF SMMEA BECAUSE SUCH
                                         CERTIFICATES ARE NOT RATED IN ONE OF THE TWO HIGHEST RATING
                                         CATEGORIES BY A NATIONALLY RECOGNIZED RATING AGENCY.

Ratings................................  It is a condition to the issuance of the  Certificates that they be rated as follow:

                                                   MOODY'S                      FITCH
                                                   -------                      -----
    Class A..........................                Aaa                         AAA
    Class M-1........................                Aa3                          AA
    Class M-2........................                 A2                          A-
    Class B-1........................                Baa2                        BBB
    Class B-2........................                Baa3                        BBB-

                                         A security rating is not a recommendation to buy, sell or
                                         hold securities and may be object to revision of withdrawal at any time by the assigning rating organization.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

        The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            ASSET SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                  AT SEPTEMBER 30,
                            ----------------------------------------------------------------------------------------
                                1993         1994           1995            1996            1997            1998
                            ----------    ----------    ------------    ------------    ------------    ------------
Total Number of Serviced
    Assets
    Oakwood Originated ..       28,938        39,273          51,566          67,120          89,411         111,351
    Acquired Portfolios .        1,591         5,773           4,872           4,177           3,602           2,818
Aggregate Outstanding
Principal Balance of
Serviced Assets
    Oakwood Originated ..   $  507,394    $  757,640    $  1,130,378    $  1,687,406    $  2,499,794    $  3,536,657
    Acquired Portfolios .   $   30,498    $   85,227    $     70,853    $     57,837    $     47,027    $     35,882
Average Outstanding
Principal Balance per
Serviced Asset
    Oakwood Originated ..   $     17.5    $     19.3    $       21.9    $       25.1    $       28.0    $       31.8
    Acquired Portfolios .   $     19.2    $     14.8    $       14.5    $       13.8    $       13.1    $       12.7
Weighted Average Interest
Rate of Serviced Assets
    Oakwood Originated ..         12.8%         12.2%           12.0%           11.5%           11.0%           10.8%
    Acquired Portfolios .          9.4%         11.0%           11.3%           11.2%           11.1%           11.0%

                           DELINQUENCY EXPERIENCE (1)
                             (DOLLARS IN THOUSANDS)

                                                      AT SEPTEMBER 30,
                                     ---------------------------------------------------
                                       1993     1994    1995     1996     1997    1998
                                     -------  ------- -------  -------  ------- -------
Total Number of Serviced Assets
    Oakwood Originated............    28,938   39,273  51,566   67,120   89,411 111,351
    Acquired Portfolios...........     1,591    5,773   4,872    4,177    3,602   2,818
Number of Delinquent Assets (2)...
    Oakwood Originated:...........
     30-59 Days...................       244      350     601      835    1,171   2,345
     60-89 Days...................        51       97     185      308      476     906
     90 Days or More..............       150      198     267      492      716   1,222
    Total Number of Assets               445      645   1,053    1,635    2,363   4,473
    Delinquent
    Acquired Portfolios...........
     30-59 Days...................        37      127      63       66       90      75
     60-89 Days...................        26       49      17       23       23      31
     90 Days or More..............        16       98      76       62       75      57
    Total Number of Assets                79      274     156      151      188     163
    Delinquent
Total Delinquencies as a Percentage
    of Serviced Assets (3)........
    Oakwood Originated............      1.5%    1.6%     2.0%     2.4%     2.6%    4.0%
    Acquired Portfolios...........      5.0%    4.7%     3.2%     3.6%     5.2%    5.8%

---------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3)  By number of assets.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                        AT OR FOR THE FISCAL YEAR ENDED
                                                                  SEPTEMBER 30,
                               --------------------------------------------------------------------------------
                                  1993          1994          1995          1996          1997          1998
                               ----------    ----------    ----------    ----------    ----------    ----------
Total Number of Serviced ...       30,529        45,046        56,438        71,297        93,013       114,169
    Assets (1)
Average Number of Serviced
    Assets During Period ...       25,990        37,788        50,742        63,868        82,155       103,591
Number of Serviced
    Assets Repossessed .....          902         1,241         1,718         2,746         3,885         5,411
Serviced Assets Repossessed
    as a Percentage of Total
    Serviced Assets (2) ....         2.95%         2.75%         3.04%         3.85%         4.18%         4.74%
Serviced Assets Repossessed
    as a Percentage of
    Average Number of ......         3.47%         3.28%         3.39%         4.30%         4.73%         5.22%
    Serviced Assets
Average Outstanding
    Principal Balance of
    Assets (3)
    Oakwood Originated .....   $  531,199    $  701,875    $  976,905    $1,409,467    $2,065,033    $2,978,235
    Acquired Portfolios ....   $   15,249    $   30,432    $   30,235    $   27,351    $   22,943    $   19,179
Net Losses from Asset
    Liquidation(4):
    Total Dollars (3)
      Oakwood Originated ...   $    3,328    $    4,630    $    7,303    $   14,248    $   26,872    $   45,189
      Acquired Portfolios ..   $        0    $      203    $      473    $      592    $      528    $      220
    As a Percentage of
    Average Outstanding
    Principal Balance of
    Assets (3) (5)
      Oakwood Originated ...         0.63%         0.66%         0.75%         1.01%         1.30%         1.52%
      Acquired Portfolios ..         0.00%         0.67%         1.56%         2.16%         2.30%         1.15%

(1)  As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.


        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

        Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

FIXED RATE ASSETS:

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                           NUMBER OF       AGGREGATE          PERCENTAGE OF
                           FIXED RATE      SCHEDULED        FIXED RATE ASSET
GEOGRAPHIC LOCATION          ASSETS    PRINCIPAL BALANCE      POOL BY SPB
-------------------          ------    -----------------      -----------
Alabama...............         345    $   13,948,116              4.02%
Arizona...............         336        19,893,649              5.73
Arkansas..............         151         5,814,485              1.68
California............          99         5,907,934              1.70
Colorado..............          75         4,605,962              1.33
Delaware..............          48         1,786,174              0.51
Florida...............         246        11,575,689              3.34
Georgia...............         356        15,590,085              4.49
Idaho.................          68         4,655,967              1.34
Illinois..............          12           507,569              0.15
Indiana...............          11           379,371              0.11
Kansas................          48         2,091,362              0.60
Kentucky..............         144         6,123,267              1.77
Louisiana.............         369        15,538,783              4.48
Maine.................           1            38,045              0.01
Maryland..............          22           853,798              0.25
Michigan..............           5           252,999              0.07
Minnesota.............           2            85,287              0.02
Mississippi...........         334        12,855,065              3.71
Missouri..............         139         5,323,641              1.53
Montana...............           3            99,120              0.03
Nevada................          31         1,405,330              0.41
New Jersey............           5           276,887              0.08
New Mexico............         210        10,311,075              2.97
New York..............           3           120,913              0.03
North Carolina........       1,231        51,653,576             14.89
Ohio..................          78         2,713,199              0.78
Oklahoma..............          94         3,925,235              1.13
Oregon................         130        10,168,751              2.93
Pennsylvania..........           3           139,346              0.04
South Carolina........         554        23,561,487              6.79
Tennessee.............         386        15,992,050              4.61
Texas.................       1,426        60,385,117             17.41
Utah..................          46         3,109,090              0.90
Virginia..............         332        14,626,192              4.22
Washington............         169        15,160,077              4.37
West Virginia.........         114         3,928,623              1.13
Wisconsin.............          14           491,365              0.14
Wyoming...............          20         1,001,866              0.29
                             -----     -------------            ------
  Total...............       7,660     $346,896,548             100.00%
                             =====     ============             ======
---------------
(1) Based on the mailing address of the Obligor on the related Fixed Rate Asset as of the Cut-off Date.

                  YEAR OF ORIGINATION OF FIXED RATE ASSETS (1)

                           NUMBER OF       AGGREGATE          PERCENTAGE OF
                          FIXED RATE       SCHEDULED      FIXED RATE ASSET POOL
YEAR OF ORIGINATION         ASSETS     PRINCIPAL BALANCE         BY SPB
-------------------         ------     -----------------         ------
    1996...............         13       $    524,158             0.15%
    1997...............        218         10,009,206             2.89
    1998...............      7,429        336,363,183            96.96
                             -----      -------------           ------
         Total.........      7,660       $346,896,548           100.00%
                             =====      =============           ======
------------
(1) The weighted average seasoning of the Fixed Rate Assets was approximately 3 months as of the Cut-off Date.


              DISTRIBUTION OF ORIGINAL FIXED RATE ASSET AMOUNTS(1)

                             NUMBER OF      AGGREGATE          PERCENTAGE OF
ORIGINAL FIXED RATE ASSET   FIXED RATE      SCHEDULED        FIXED RATE ASSET
AMOUNT                        ASSETS     PRINCIPAL BALANCE     POOL BY SPB
------                        ------     -----------------     -----------

$   4,999 or less.........       17        $     63,710             0.02%
$   5,000 - $    9,999....      117             894,554             0.26
$  10,000 - $  14,999.....      245           3,041,039             0.88
$  15,000 - $  19,999.....      299           5,206,180             1.50
$  20,000 - $  24,999.....      527          11,897,989             3.43
$  25,000 - $  29,999.....      824          22,596,218             6.51
$  30,000 - $  34,999.....      913          29,580,922             8.53
$  35,000 - $  39,999.....      819          30,389,621             8.76
$  40,000 - $  44,999.....      555          23,420,338             6.75
$  45,000 - $  49,999.....      530          25,053,873             7.22
$  50,000 - $  54,999.....      529          27,721,668             7.99
$  55,000 - $  59,999.....      522          29,871,013             8.61
$  60,000 - $  64,999.....      453          28,178,557             8.12
$  65,000 - $  69,999.....      371          24,912,785             7.18
$  70,000 - $  74,999.....      222          16,021,481             4.62
$  75,000 - $  79,999.....      175          13,512,336             3.90
$  80,000 - $  84,999.....      117           9,620,238             2.77
$  85,000 - $  89,999.....       84           7,333,706             2.11
$  90,000 - $  94,999.....       78           7,186,344             2.07
$  95,000 - $  99,999.....       65           6,326,741             1.82
$100,000 or more..........      198          24,067,235             6.94
                              -----        ------------           ------
     Total................    7,660        $346,896,548           100.00%
                              =====        ============           ======
--------------
(1) The highest original Fixed Rate Asset amount was $243,118, which represents approximately 0.07% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $45,473 as of the Cut-off Date.

                           FIXED RATE ASSET RATES (1)

                                         AGGREGATE         PERCENTAGE OF
                            NUMBER OF    SCHEDULED        FIXED RATE ASSET
                           FIXED RATE    PRINCIPAL              POOL
ASSET RATE                   ASSETS       BALANCE              BY SPB
----------                   ------       -------              ------
 6.000% -  6.999%.....         678     $  40,859,741            11.78%
 7.000% -  7.999%.....         654        43,288,526            12.48
 8.000% -  8.999%.....       1,367        77,012,976            22.20
 9.000% -  9.999%.....       1,178        57,993,294            16.72
10.000% - 10.999%.....         789        35,852,646            10.34
11.000% - 11.999%.....       1,298        40,225,640            11.60
12.000% - 12.999%.....       1,310        39,456,774            11.37
13.000% - 13.999%.....         383        12,170,258             3.51
14.000% - 14.999%.....           3            36,691             0.01
                             -----      ------------           ------
     Total............       7,660      $346,896,548           100.00%
                             =====      ============           ======
--------------
(1) The weighted average Fixed Rate Asset Rate was approximately 9.61% as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.


        REMAINING TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                           NUMBER OF       AGGREGATE         PERCENTAGE OF
                          FIXED RATE       SCHEDULED       FIXED RATE ASSET
REMAINING TERM              ASSSETS        PRINCIPAL             POOL
TO MATURITY                  ASSETS         BALANCE             BY SPB
-----------                  ------         -------             ------
  1 -  60 months......         144     $   1,258,695             0.36%
 61 -  96 months......         172         2,441,127             0.70
 97 - 120 months......         234         4,331,814             1.25
121 - 156 months......         293         6,203,390             1.79
157 - 180 months......         998        31,003,602             8.94
181 - 216 months......          87         2,717,456             0.78
217 - 240 months......       1,622        59,075,883            17.03
241 - 300 months......       1,295        56,667,365            16.34
301 - 360 months......       2,815       183,197,216            52.81
                             -----      ------------           ------
  Total...............       7,660      $346,896,548           100.00%
                             =====      ============           ======
-------------
(1) The weighted average remaining term to maturity of the Fixed Rate Assets was approximately 299 months as of the Cut-off Date.

         ORIGINAL TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                          AGGREGATE         PERCENTAGE OF
                           NUMBER OF      SCHEDULED        FIXED RATE ASSET
ORIGINAL TERM              FIXED RATE      PRINCIPAL              POOL
TO MATURITY                 ASSETS         BALANCE              BY SPB
-----------                 ------         -------              ------
  1 -  60 months......         144       $ 1,258,695             0.36%
 61 -  96 months......         169         2,388,237             0.69
 97 - 120 months......         234         4,334,974             1.25
121 - 156 months......         295         6,234,639             1.80
157 - 180 months......         999        31,022,084             8.94
181 - 216 months......          84         2,621,370             0.76
217 - 240 months......       1,625        59,171,969            17.06
241 - 300 months......       1,295        56,667,365            16.34
301 - 360 months......       2,815       183,197,216            52.81
                             -----     -------------          -------
  Total...............       7,660      $346,896,548           100.00%
                             =====      ============           ======
--------------
(1) The weighted average original term to maturity of the Fixed Rate Assets was approximately 302 months as of the Cut-off Date.

      DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF FIXED RATE ASSETS(1)

                                           AGGREGATE        PERCENTAGE OF
                             NUMBER OF     SCHEDULED       FIXED RATE ASSET
                            FIXED RATE     PRINCIPAL             POOL
LOAN-TO VALUE RATIO(2)        ASSETS        BALANCE             BY SPB
----------------------        ------        -------             ------
50%  or  less...........          62   $   1,494,737             0.43%
51% - 55%...............          38       1,508,617             0.43
56% - 60%...............          38       1,434,284             0.41
61% - 65%...............          69       2,294,411             0.66
66% - 70%...............          90       3,779,180             1.09
71% - 75%...............         163       6,838,609             1.97
76% - 80%...............         299      11,894,560             3.43
81% - 85%...............         704      26,964,666             7.77
86% - 90%...............       1,445      56,917,268            16.41
91% - 95%...............       2,157      98,827,563            28.49
96% - 100%..............       2,586     134,064,476            38.65
101% - 110%.............           9         878,176             0.25
                               -----    ------------           ------
     Total..............       7,660    $346,896,548           100.00%
                               =====    ============           ======
--------------
(1) The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately 92.04% as of the Cut-off Date.
(2)  Rounded to nearest 1%.

        "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


ADJUSTABLE RATE ASSETS:

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                            NUMBER OF                         PERCENTAGE OF
                            ADJUSTABLE      AGGREGATE        ADJUSTABLE RATE
                               RATE         SCHEDULED          ASSET POOL
GEOGRAPHIC LOCATION           ASSETS    PRINCIPAL BALANCE        BY SPB
-------------------           ------    -----------------        ------
Arizona...............            3        $   213,715            4.86%
California............            1             92,872            2.11
Colorado..............            4            458,345           10.43
Florida...............            1             69,776            1.59
Georgia...............            2            171,431            3.90
Idaho.................            3            302,375            6.88
Kentucky..............            8            644,023           14.66
New Mexico............            1            105,156            2.39
North Carolina........            8            713,573           16.24
Oregon................            1             95,383            2.17
South Carolina........            1             62,816            1.43
Tennessee.............            7            561,104           12.77
Virginia..............            3            225,453            5.13
Washington............            5            677,556           15.42
                                 --        -----------          ------
  Total...............           48        $ 4,393,578          100.00%
                                 --        ===========          ======
---------------
(1) Based on the mailing address of the Obligor on the related Adjustable Rate Asset as of the Cut-off Date.

                YEAR OF ORIGINATION OF ADJUSTABLE RATE ASSETS (1)

                           NUMBER OF                        PERCENTAGE OF
                           ADJUSTABLE     AGGREGATE        ADJUSTABLE RATE
                              RATE        SCHEDULED           ASSET POOL
YEAR OF ORIGINATION          ASSETS   PRINCIPAL BALANCE         BY SPB
-------------------          ------   -----------------         ------
    1997...............          1     $     62,403             1.42%
    1998...............         47        4,331,174            98.58
                                --        ---------           -------
         Total.........         48       $4,393,578           100.00%
                                ==       ==========           ======
----------------
(1) The weighted average seasoning of the Adjustable Rate Assets was approximately 3 months as of the Cut-off Date.


             DISTRIBUTION OF ADJUSTABLE RATE ASSETS GROSS MARGINS(1)

                           NUMBER OF                        PERCENTAGE OF
                           ADJUSTABLE     AGGREGATE        ADJUSTABLE RATE
                              RATE        SCHEDULED           ASSET POOL
GROSS MARGINS                ASSETS   PRINCIPAL BALANCE        BY SPB
-------------                ------   -----------------        ------
3.250% - 3.500%.......          11       $1,118,850            25.47%
4.500% - 4.750%.......          37        3,274,728            74.53
                                --       ----------           -------
         Total.........         48       $4,393,578           100.00%
                                ==       ==========           ======
---------------
(1) The weighted average gross margin of the Adjustable Rate Assets was approximately 4.23% as of the Cut-off Date.


            DISTRIBUTION OF ORIGINAL ADJUSTABLE RATE ASSET AMOUNTS(1)

                             NUMBER OF                           PERCENTAGE OF
                             ADJUSTABLE       AGGREGATE         ADJUSTABLE RATE
ORIGINAL ADJUSTABLE RATE        RATE          SCHEDULED            ASSET POOL
ASSET AMOUNT                   ASSETS     PRINCIPAL BALANCE          BY SPB
------------                   ------     -----------------          ------
$  45,000 - $  49,999.....        1        $    45,192               1.03%
$  55,000 - $  59,999.....        1             58,205               1.32
$  60,000 - $  64,999.....        3            189,414               4.31
$  65,000 - $  69,999.....        3            203,018               4.62
$  70,000 - $  74,999.....        4            290,318               6.61
$  75,000 - $  79,999.....        6            463,768              10.56
$  80,000 - $  84,999.....        6            493,929              11.24
$  85,000 - $  89,999.....        4            352,845               8.03
$  90,000 - $  94,999.....        3            275,832               6.28
$  95,000 - $  99,999.....        3            290,362               6.61
$100,000 or more..........       14          1,730,694              39.39
                               ----         ----------             ------
     Total................       48         $4,393,578             100.00%
                               ====         ==========             ======
--------------
(1) The highest original Adjustable Rate Asset amount was $162,111, which represents approximately 3.68% of the aggregate principal balance of the Adjustable Assets at origination. The average original principal amount of the Adjustable Rate Assets was approximately $91,722 as of the Cut-off Date.

                     ADJUSTABLE RATE CURRENT ASSET RATES (1)

                             NUMBER OF                           PERCENTAGE OF
                            ADJUSTABLE        AGGREGATE         ADJUSTABLE RATE
CURRENT                        RATE           SCHEDULED           ASSET POOL
ASSET RATE                    ASSETS      PRINCIPAL BALANCE          BY SPB
----------                    ------      -----------------          ------
7.000% - 7.999%.......          13        $    1,238,847             28.20%
8.000% - 8.999%.......          34             3,092,327             70.38
9.000% - 9.999%.......           1                62,403              1.42
                                --        --------------            ------
     Total............          48        $    4,393,578            100.00%
                                ==        ==============            ======
----------------
(1) The weighted average Adjustable Rate Asset Rate was approximately 8.08% as of the Cut-off Date. This table reflects the Asset Rates of the Adjustable Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Adjustable Rate Loans.


      REMAINING TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                             NUMBER OF                           PERCENTAGE OF
                            ADJUSTABLE        AGGREGATE         ADJUSTABLE RATE
REMAINING TERM                 RATE           SCHEDULED           ASSET POOL
TO MATURITY                   ASSETS      PRINCIPAL BALANCE          BY SPB
-----------                   ------      -----------------          ------
348 - 360 months......          48           $4,393,578              100.00%
                                --           ----------              ------
  Total...............          48           $4,393,578              100.00%
                                ==           ==========              ======
--------------
(1) The weighted average remaining term to maturity of the Adjustable Assets was approximately 357 months as of the Cut-off Date.


      ORIGINAL TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                             NUMBER OF                           PERCENTAGE OF
                            ADJUSTABLE        AGGREGATE         ADJUSTABLE RATE
ORIGINAL TERM                  RATE           SCHEDULED           ASSET POOL
TO MATURITY                   ASSETS      PRINCIPAL BALANCE          BY SPB
-----------                   ------      -----------------          ------
360 months............          48           $4,393,578             100.00%
                                --           ----------             ------
  Total...............          48           $4,393,578             100.00%
                                ==           ==========             ======
----------------
(1) The original term to maturity of each Adjustable Asset was 360 months as of the Cut-off Date.

   DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ADJUSTABLE RATE ASSETS(1)

                              NUMBER OF                          PERCENTAGE OF
                              ADJUSTABLE      AGGREGATE         ADJUSTABLE RATE
                                 RATE         SCHEDULED           ASSET POOL
LOAN-TO VALUE RATIO(2)          ASSETS    PRINCIPAL BALANCE          BY SPB
----------------------          ------    -----------------          ------
51% - 55%...............           2         $  245,193               5.58%
66% - 70%...............           1             45,192               1.03
71% - 75%...............           1            149,886               3.41
76% - 80%...............           2            138,998               3.16
81% - 85%...............           1            100,191               2.28
86% - 90%...............           2            256,830               5.85
91% - 95%...............          11            923,345              21.02
96% - 100%..............          27          2,453,291              55.84
101% - 105%.............           1             80,650               1.84
                                  --         ----------             ------
     Total..............          48         $4,393,578             100.00%
                                  ==         ==========             ======
-----------------
(1) The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately 92.34% as of the Cut-off Date.
(2)  Rounded to nearest 1%.

        "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


    DISTRIBUTION OF NEXT CONTRACT RATE CHANGE DATE OF ADJUSTABLE RATE ASSETS

                             NUMBER OF                           PERCENTAGE OF
                             ADJUSTABLE       AGGREGATE         ADJUSTABLE RATE
NEXT CONTRACT RATE              RATE          SCHEDULED           ASSET POOL
CHANGE DATE                    ASSETS     PRINCIPAL BALANCE          BY SPB
-----------                    ------     -----------------          ------
April 1, 1999.........            1          $   62,816               1.43%
April 15, 1999........            2             173,091               3.94
May 1, 1999...........            1              92,872               2.11
June 1, 1999..........            2             164,604               3.75
August 1, 1999........            1              74,805               1.70
August 15, 1999.......            1              90,148               2.05
October 1, 1999.......            2             230,103               5.24
November 1, 1999......           29           2,797,492              63.67
December 1, 1999......            6             466,528              10.62
January 1, 2000.......            3             241,119               5.49
                                ---          ----------             ------
  Total...............           48          $4,393,578             100.00%
                                 ==          ==========             ======

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 ------------------------------------------------------------------------------
   Class            Original    Coupon  Avg.    CBE           1st  Last   Mod.
   Name & Type        Par          %    Life   Yield   Price  Pay   Pay   Dur.
 ------------------------------------------------------------------------------
 TO CALL:
  A1  SENIOR FLO   50,200,000 FLOAT(3)  1.10    N/A   100-00  2/99   3/01  1.03
  A2  SENIOR       44,300,000   5.9700  3.10   5.972   99-31  3/01   3/03  2.74
  A3  SENIOR       22,800,000   6.0950  5.10   6.121  99-31+  3/03   5/05  4.25
  A4  SENIOR       53,193,000   6.7150 10.92   6.781  99-30+  5/05  10/13  7.37
  A5  SENIOR      100,000,000   6.3500  5.22   6.380   99-31  2/99  10/13  3.92
  M1  AA MEZZ      22,834,000   7.1300  9.61   7.199   99-31  8/03  10/13  6.53
  M2  A SUB        17,564,000   7.8650  9.61   7.949  99-31+  8/03  10/13  6.30
  B1  BBB SUB      15,808,000   8.8400  9.41   8.920  99-31+  8/03  10/13  5.97
  B2  BBB- SUB     24,591,125   7.9500  9.74   9.950   88-27  8/03  10/13  5.98
 ----------------------------
 TO MATURITY:
  A4  SENIOR       53,193,000   6.7150 11.75   6.782  99-30+  5/05   4/21  7.63
  A5  SENIOR      100,000,000   6.3500  5.48   6.381   99-31  2/99   4/21  4.01
  M1  AA MEZZ      22,834,000   7.1300 10.04   7.200   99-31  8/03   7/17  6.66
  M2  A SUB        17,564,000   7.8650  9.83   7.949  99-31+  8/03  12/15  6.36
  B1  BBB SUB      15,808,000   8.8400  9.42   8.920  99-31+  8/03   2/14  5.97
  B2  BBB- SUB     24,591,125   7.9500 12.66   9.811   88-27  8/03  10/28  6.38
 ------------------------------------------------------------------------------

 Note:

 (1) Data assumes a prepayment speed of 200% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) A1 coupon based on 1 month LIBOR.

THE B-1 TRANCHE PAYS AT THE WEIGHTED AVERAGE NET ASSET RATE FOR SOME PAYMENTS USING THE ASSUMED COUPONS. THE CHANGES ARE NOTED IN BOLD AND ITALICS.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NaitonsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       200       250       300
 -----------------------------------------------------------------------------

 A1 SENIOR FLOATER
 Price: 100-00      Coupon: FLOATER                Original Par:    50,200,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:             N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:          6.26      1.85      1.37      1.10      0.92      0.79
 Duration:              5.00      1.69      1.28      1.03      0.87      0.75
 First Prin Pay:        2/99      2/99      2/99      2/99      2/99      2/99
 Last Prin Pay:        12/09      8/02      9/01      3/01     10/00      8/00
 -----------------------------------------------------------------------------

 A2 SENIOR
 Price: 99-31       Coupon: 5.9700                 Original Par:    44,300,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.02      6.00      5.99      5.97      5.96      5.94
 Average Life:         13.65      5.32      3.92      3.10      2.57      2.20
 Duration:              9.06      4.41      3.39      2.74      2.31      2.00
 First Prin Pay:       12/09      8/02      9/01      3/01     10/00      8/00
 Last Prin Pay:         6/15      3/06      5/04      3/03      7/02     12/01
 -----------------------------------------------------------------------------

 A3 SENIOR
 Price: 99-31+      Coupon: 6.0950                 Original Par:    22,800,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.15      6.14      6.13      6.12      6.11      6.10
 Average Life:         18.36      8.92      6.65      5.10      3.97      3.37
 Duration:             10.74      6.67      5.31      4.25      3.43      2.96
 First Prin Pay:        6/15      3/06      5/04      3/03      7/02     12/01
 Last Prin Pay:         6/19     12/09      4/07      5/05      8/03     11/02
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       200       250       300
 -----------------------------------------------------------------------------

 A4 SENIOR
 Price: 99-30+      Coupon: 6.7150                 Original Par:    53,193,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.79      6.79      6.78      6.78      6.78      6.77
 Average Life:         24.72     16.83     13.54     10.92      8.65      6.87
 Duration:             11.69      9.65      8.48      7.37      6.23      5.21
 First Prin Pay:        6/19     12/09      4/07      5/05      8/03     11/02
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.79      6.79      6.79      6.78      6.78      6.77
 Average Life:         24.97     17.57     14.40     11.75      9.33      7.41
 Duration:             11.72      9.80      8.70      7.63      6.47      5.44
 First Prin Pay:        6/19     12/09      4/07      5/05      8/03     11/02
 Last Prin Pay:         3/28      3/26     12/23      4/21      6/18      1/16
 -----------------------------------------------------------------------------

 A5 SENIOR
 Price: 99-31       Coupon: 6.3500                 Original Par:   100,000,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.41      6.40      6.39      6.38      6.37      6.36
 Average Life:         15.56      8.37      6.54      5.22      4.17      3.40
 Duration:              8.90      5.61      4.66      3.92      3.29      2.78
 First Prin Pay:        2/99      2/99      2/99      2/99      2/99      2/99
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.41      6.40      6.39      6.38      6.37      6.36
 Average Life:         15.64      8.60      6.80      5.48      4.38      3.57
 Duration:              8.92      5.66      4.74      4.01      3.37      2.86
 First Prin Pay:        2/99      2/99      2/99      2/99      2/99      2/99
 Last Prin Pay:         3/28      3/26     12/23      4/21      6/18      1/16
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       200       250       300
 -----------------------------------------------------------------------------


 M1 AA MEZZ
 Price: 99-31       Coupon: 7.1300                 Original Par:    22,834,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.21      7.21      7.20      7.20      7.20      7.19
 Average Life:         22.85     14.51     11.55      9.61      8.64      7.86
 Duration:             10.85      8.49      7.36      6.53      6.10      5.73
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.21      7.21      7.20      7.20      7.20      7.20
 Average Life:         22.97     14.87     11.94     10.04      9.13      8.45
 Duration:             10.87      8.56      7.46      6.66      6.28      5.97
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         6/27      7/23      6/20      7/17      7/15     11/13
 -----------------------------------------------------------------------------


 M2 A SUB
 Price: 99-31+      Coupon: 7.8650                 Original Par:    17,564,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.97      7.96      7.95      7.95      7.95      7.94
 Average Life:         22.85     14.51     11.55      9.61      8.64      7.86
 Duration:             10.18      8.09      7.06      6.30      5.90      5.56
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.97      7.96      7.95      7.95      7.95      7.94
 Average Life:         22.91     14.68     11.72      9.83      8.94      8.29
 Duration:             10.19      8.12      7.10      6.36      6.01      5.73
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:        12/26      4/22      9/18     12/15      1/14      8/12
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       200       250       300
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-31+      Coupon: 8.8400                 Original Par:    15,808,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            8.94      8.94      8.93      8.92      8.91      8.91
 Average Life:         22.72     14.23     11.28      9.41      8.55      7.84
 Duration:              9.39      7.58      6.65      5.97      5.64      5.35
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            8.94      8.94      8.93      8.92      8.92      8.91
 Average Life:         22.72     14.23     11.28      9.42      8.59      7.98
 Duration:              9.39      7.58      6.65      5.97      5.65      5.40
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      6/20     11/16      2/14      6/12      3/11
 -----------------------------------------------------------------------------


 B2 BBB- SUB
 Price: 88-27       Coupon: 7.9500                 Original Par:    24,591,125
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            9.26      9.55      9.75      9.95     10.07     10.20
 Average Life:         22.93     14.70     11.72      9.74      8.69      7.87
 Duration:              9.40      7.60      6.67      5.98      5.62      5.31
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:         4/26      5/20     10/16     10/13      7/11      9/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            9.25      9.51      9.67      9.81      9.89      9.96
 Average Life:         23.56     16.69     14.34     12.66     11.57     10.60
 Duration:              9.44      7.78      6.96      6.38      6.12      5.89
 First Prin Pay:        7/15      4/06      6/04      8/03      8/03      8/03
 Last Prin Pay:        10/28     10/28     10/28     10/28     10/28     10/28
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class A-1
---------------------------------------------------------------------------------------------
Percent of MHP:                0          100         150         200         250         300
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000              94          74          64          54          45          35
 January 15, 2001              88          45          24           4           0           0
 January 15, 2002              81          16           0           0           0           0
 January 15, 2003              74           0           0           0           0           0
 January 15, 2004              65           0           0           0           0           0
 January 15, 2005              56           0           0           0           0           0
 January 15, 2006              46           0           0           0           0           0
 January 15, 2007              34           0           0           0           0           0
 January 15, 2008              24           0           0           0           0           0
 January 15, 2009              12           0           0           0           0           0
 January 15, 2010               0           0           0           0           0           0
 January 15, 2011               0           0           0           0           0           0
 January 15, 2012               0           0           0           0           0           0
 January 15, 2013               0           0           0           0           0           0
 January 15, 2014               0           0           0           0           0           0
 January 15, 2015               0           0           0           0           0           0
 January 15, 2016               0           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
 January 15, 2018               0           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:           6.3         1.8         1.4         1.1         0.9         0.8
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100          83          61
 January 15, 2002             100         100          84          52          22           0
 January 15, 2003             100          87          45           6           0           0
 January 15, 2004             100          58           9           0           0           0
 January 15, 2005             100          30           0           0           0           0
 January 15, 2006             100           3           0           0           0           0
 January 15, 2007             100           0           0           0           0           0
 January 15, 2008             100           0           0           0           0           0
 January 15, 2009             100           0           0           0           0           0
 January 15, 2010              98           0           0           0           0           0
 January 15, 2011              81           0           0           0           0           0
 January 15, 2012              62           0           0           0           0           0
 January 15, 2013              41           0           0           0           0           0
 January 15, 2014              24           0           0           0           0           0
 January 15, 2015               7           0           0           0           0           0
 January 15, 2016               0           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
 January 15, 2018               0           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          13.7         5.3         3.9         3.1         2.6         2.2
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100          89
 January 15, 2003             100         100         100         100          44           0
 January 15, 2004             100         100         100          50           0           0
 January 15, 2005             100         100          71          11           0           0
 January 15, 2006             100         100          36           0           0           0
 January 15, 2007             100          73           5           0           0           0
 January 15, 2008             100          46           0           0           0           0
 January 15, 2009             100          21           0           0           0           0
 January 15, 2010             100           0           0           0           0           0
 January 15, 2011             100           0           0           0           0           0
 January 15, 2012             100           0           0           0           0           0
 January 15, 2013             100           0           0           0           0           0
 January 15, 2014             100           0           0           0           0           0
 January 15, 2015             100           0           0           0           0           0
 January 15, 2016              85           0           0           0           0           0
 January 15, 2017              60           0           0           0           0           0
 January 15, 2018              32           0           0           0           0           0
 January 15, 2019               7           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          18.4         8.9         6.7         5.1         4.0         3.4
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100          93
 January 15, 2004             100         100         100         100          92          65
 January 15, 2005             100         100         100         100          76          52
 January 15, 2006             100         100         100          90          63          42
 January 15, 2007             100         100         100          77          52          33
 January 15, 2008             100         100          90          65          43          27
 January 15, 2009             100         100          79          56          35          21
 January 15, 2010             100          99          70          47          29          17
 January 15, 2011             100          89          61          40          23          13
 January 15, 2012             100          79          52          33          19          10
 January 15, 2013             100          70          45          27          15           8
 January 15, 2014             100          62          39          23          12           6
 January 15, 2015             100          55          33          19          10           3
 January 15, 2016             100          48          28          16           7           0
 January 15, 2017             100          42          24          13           4           0
 January 15, 2018             100          36          19           9           1           0
 January 15, 2019             100          30          16           6           0           0
 January 15, 2020              94          26          13           3           0           0
 January 15, 2021              84          22          10           0           0           0
 January 15, 2022              73          18           6           0           0           0
 January 15, 2023              61          14           3           0           0           0
 January 15, 2024              49           9           0           0           0           0
 January 15, 2025              38           5           0           0           0           0
 January 15, 2026              27           0           0           0           0           0
 January 15, 2027              15           0           0           0           0           0
 January 15, 2028               2           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          25.0        17.6        14.4        11.8         9.3         7.4
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000              98          92          90          87          84          81
 January 15, 2001              96          84          78          72          66          60
 January 15, 2002              94          75          66          58          50          43
 January 15, 2003              92          67          56          46          37          29
 January 15, 2004              90          60          47          38          29          20
 January 15, 2005              87          52          41          33          24          16
 January 15, 2006              84          45          36          28          20          13
 January 15, 2007              81          41          32          24          16          10
 January 15, 2008              77          37          28          20          13           8
 January 15, 2009              74          34          25          17          11           7
 January 15, 2010              70          31          22          15           9           5
 January 15, 2011              66          28          19          12           7           4
 January 15, 2012              61          25          16          10           6           3
 January 15, 2013              55          22          14           9           5           2
 January 15, 2014              51          19          12           7           4           2
 January 15, 2015              46          17          10           6           3           1
 January 15, 2016              43          15           9           5           2           0
 January 15, 2017              39          13           7           4           1           0
 January 15, 2018              36          11           6           3           0           0
 January 15, 2019              32           9           5           2           0           0
 January 15, 2020              29           8           4           1           0           0
 January 15, 2021              26           7           3           0           0           0
 January 15, 2022              23           6           2           0           0           0
 January 15, 2023              19           4           1           0           0           0
 January 15, 2024              15           3           0           0           0           0
 January 15, 2025              12           1           0           0           0           0
 January 15, 2026               8           0           0           0           0           0
 January 15, 2027               5           0           0           0           0           0
 January 15, 2028               1           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          15.6         8.6         6.8         5.5         4.4         3.6
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class M-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100          93          91          90
 January 15, 2005             100         100          92          80          76          72
 January 15, 2006             100         100          82          68          63          57
 January 15, 2007             100          93          72          58          52          46
 January 15, 2008             100          85          64          50          43          36
 January 15, 2009             100          77          56          43          35          29
 January 15, 2010             100          70          49          36          29          23
 January 15, 2011             100          62          43          30          23          18
 January 15, 2012             100          56          37          25          19          14
 January 15, 2013             100          49          32          21          15           7
 January 15, 2014             100          44          27          17          12           0
 January 15, 2015             100          39          23          14           4           0
 January 15, 2016              96          34          20          11           0           0
 January 15, 2017              89          30          17           3           0           0
 January 15, 2018              80          25          14           0           0           0
 January 15, 2019              73          21           9           0           0           0
 January 15, 2020              66          18           3           0           0           0
 January 15, 2021              59          15           0           0           0           0
 January 15, 2022              52          13           0           0           0           0
 January 15, 2023              43           4           0           0           0           0
 January 15, 2024              34           0           0           0           0           0
 January 15, 2025              27           0           0           0           0           0
 January 15, 2026              19           0           0           0           0           0
 January 15, 2027               8           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          23.0        14.9        11.9        10.0         9.1         8.4
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class M-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100          93          91          90
 January 15, 2005             100         100          92          80          76          72
 January 15, 2006             100         100          82          68          63          57
 January 15, 2007             100          93          72          58          52          46
 January 15, 2008             100          85          64          50          43          36
 January 15, 2009             100          77          56          43          35          29
 January 15, 2010             100          70          49          36          29          23
 January 15, 2011             100          62          43          30          23          18
 January 15, 2012             100          56          37          25          19           6
 January 15, 2013             100          49          32          21          10           0
 January 15, 2014             100          44          27          17           0           0
 January 15, 2015             100          39          23           8           0           0
 January 15, 2016              96          34          20           0           0           0
 January 15, 2017              89          30          15           0           0           0
 January 15, 2018              80          25           6           0           0           0
 January 15, 2019              73          21           0           0           0           0
 January 15, 2020              66          18           0           0           0           0
 January 15, 2021              59          11           0           0           0           0
 January 15, 2022              52           2           0           0           0           0
 January 15, 2023              43           0           0           0           0           0
 January 15, 2024              34           0           0           0           0           0
 January 15, 2025              27           0           0           0           0           0
 January 15, 2026              19           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          22.9        14.7        11.7         9.8         8.9         8.3
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100          93          91          90
 January 15, 2005             100         100          92          80          76          72
 January 15, 2006             100         100          82          68          63          57
 January 15, 2007             100          93          72          58          52          46
 January 15, 2008             100          85          64          50          43          36
 January 15, 2009             100          77          56          43          35          29
 January 15, 2010             100          70          49          36          29          14
 January 15, 2011             100          62          43          30          15           1
 January 15, 2012             100          56          37          20           4           0
 January 15, 2013             100          49          32           9           0           0
 January 15, 2014             100          44          25           0           0           0
 January 15, 2015             100          39          15           0           0           0
 January 15, 2016              96          34           7           0           0           0
 January 15, 2017              89          30           0           0           0           0
 January 15, 2018              80          20           0           0           0           0
 January 15, 2019              73          10           0           0           0           0
 January 15, 2020              66           3           0           0           0           0
 January 15, 2021              59           0           0           0           0           0
 January 15, 2022              52           0           0           0           0           0
 January 15, 2023              43           0           0           0           0           0
 January 15, 2024              34           0           0           0           0           0
 January 15, 2025              24           0           0           0           0           0
 January 15, 2026               4           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          22.7        14.2        11.3         9.4         8.6         8.0
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-A
                         REVISED COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class B-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         200         250         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100          93          91          90
 January 15, 2005             100         100          92          80          76          72
 January 15, 2006             100         100          82          68          63          57
 January 15, 2007             100          93          72          58          52          46
 January 15, 2008             100          85          64          50          43          36
 January 15, 2009             100          77          56          43          35          29
 January 15, 2010             100          70          49          36          29          29
 January 15, 2011             100          62          43          30          29          29
 January 15, 2012             100          56          37          29          29          29
 January 15, 2013             100          49          32          29          29          29
 January 15, 2014             100          44          29          29          29          29
 January 15, 2015             100          39          29          29          29          29
 January 15, 2016              96          34          29          29          29          29
 January 15, 2017              89          30          29          29          29          22
 January 15, 2018              80          29          29          29          29          16
 January 15, 2019              73          29          29          29          24          12
 January 15, 2020              66          29          29          29          19           9
 January 15, 2021              59          29          29          29          14           7
 January 15, 2022              52          29          29          23          11           5
 January 15, 2023              43          29          29          17           7           3
 January 15, 2024              34          29          27          12           5           2
 January 15, 2025              29          29          19           8           3           1
 January 15, 2026              29          29          13           5           2           1
 January 15, 2027              29          16           6           3           1           0
 January 15, 2028              29           6           2           1           0           0
 January 15, 2029               0           0           0           0           0           0

 Avg Life In Years:          23.6        16.7        14.3        12.7        11.6        10.6
 --------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by NationsBanc Montgomery Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. NationsBanc Montgomery Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO APPEARS HERE]